As filed with the Securities and Exchange Commission on November 21, 2025

Securities Act File No. 333-[   ]

Investment Company Act File No. 811-24139

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Registration Statement

Under

the Securities Act of 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

and/or

Registration Statement

Under

the Investment Company Act of 1940 ☒

Axxes Real Estate Fund

(Exact name of Registrant as specified in Charter)

3011 Ponce de Leon Blvd.

Suite 1420

Coral Gables, FL 33134

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: 1-(877) 462-9937

Joseph DaGrosa, Jr.

Chief Executive Officer

3011 Ponce de Leon Blvd.

Suite 1420

Coral Gables, FL 33134

(Name and address of agent for service)

COPY TO:

Clifford R. Cone, Esq.

Clifford Chance US LLP

Two Manhattan West

375 9th Avenue

New York, NY 10001

212-878-8000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	Subject to Completion, dated November 21, 2025

Axxes Real Estate Fund

PROSPECTUS

[•, 2025]

Class A Shares ([•])

Class C Shares ([•])

Class I Shares ([•])

3011 Ponce de Leon Blvd.

Suite 1420

Coral Gables, FL 33134

Axxes Real Estate Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Investment Objective. The Fund’s investment objective is to seek long-term capital appreciation.

Investment Strategy. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in real estate and real estate-related investments, primarily in the form of investments in securities of real estate and real estate-related issuers, real estate investment trusts (“REITs”) or private real estate investment funds (“Investment Funds”) (together, “Real Estate Investment Vehicles”). The Fund intends to invest a majority of its assets in Real Estate Investment Vehicles managed by Bridge Investment Group Holdings LLC (“Bridge”) and its affiliated registered investment advisers, Bridge Net Lease Fund Manager LLC, Bridge Multifamily Fund Manager LLC and their relying advisers (collectively, “BIG” or the “Core Independent Manager”). The remaining portion of the Fund’s assets will be invested in liquid securities for cash management purposes. The Fund intends to deploy its assets into one or more Real Estate Investment Vehicles managed by the Core Independent Manager, subject in all cases to the discretion of the Fund’s investment adviser, the availability of appropriate investments and market conditions. The Core Independent Manager will primarily invest the assets of the Real Estate Investment Vehicles that it manages in real estate equity strategies in select sectors of the United States real estate market. The Core Independent Manager seeks to invest in submarkets that it believes provide attractive, risk-adjusted opportunities in residential housing, logistics properties, and net lease properties. For a further discussion of the Fund’s investment strategies, see “Investment Program.”

Investment Adviser. The Fund’s investment adviser is Axxes Advisors III LLC (the “Adviser”), [an SEC registered investment adviser] under the Investment Advisers Act of 1940, as amended. See “Management of the Fund.”

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund (“Shares”), including Class A (“Class A Shares”), Class C (“Class C Shares”), and Class I (“Class I Shares”). The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. [Ultimus Fund Distributors LLC] (the “Distributor”) acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers and dealers and their agents that have agreed to participate in the distribution of the Shares (“Financial Intermediaries”). The Fund is offering to sell, through the Distributor and Financial Intermediaries, under the terms of this prospectus (the “Prospectus”), an unlimited number of Shares of beneficial interest, at net asset value (“NAV”) plus the applicable sales load, if any. An affiliate of the Adviser has received exemptive relief from the SEC to permit the Fund to issue multiple classes of Shares with different sales loads and ongoing shareholder servicing and/or distribution fees. The initial NAV per share for Class A Shares, Class C Shares and Class I Shares, is $[10.00] per share. The maximum front-end sales load is [•]% of the amount invested for Class A Shares, while Class C Shares and Class I Shares are not subject to front-end sales loads. Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of [1.00]% on any Shares repurchased less than 365 days after their purchase. The initial minimum purchase amounts are $[25,000] in Class A and Class C Shares and $[1 million] in Class I Shares. The Fund may waive the investment minimum for Class I Shares. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates. Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum for Class I Shares. Additional purchases must be for a minimum of $[5,000] for the Class A, Class C and Class I Shares, except for purchases made pursuant to the distribution reinvestment plan. The Distributor and/or any Financial Intermediary may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Financial Intermediary. Investors may only purchase Class I Shares through the Distributor or through a registered investment adviser (a “RIA”) that has entered into an arrangement to offer Class I Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. The Distributor and/or any such RIA may also impose additional eligibility requirements for investors who purchase Class I Shares from the Distributor through such RIA. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Monies received will be invested as soon as practicable (but not in excess of six months after receipt, except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes). See “Plan of Distribution.” The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act.

	Price to the Public	Maximum Upfront Sales Load	Proceeds to the Fund Before Expenses (1)
Class A Shares	At current NAV, plus a sales load of up to [•]%	[•]%	Amount invested at current NAV, less applicable sales load
Class C Shares	At current NAV	—	Amount invested at current NAV
Class I Shares	At current NAV	—	Amount invested at current NAV

(1)	The Fund’s estimated organizational and offering expenses (including pre-effective expenses) for the initial 12-month period of investment operations are $[•]. See “Fund Expenses.”

Risks. An investment in the Fund’s Shares involves a high degree of risk. In particular:

•	The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions, if any, in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors, which may constitute a return of capital. Return of capital distributions may have adverse consequences for investors holding Shares (“Shareholders”). To the extent that any portion of the Fund’s distributions is considered a return of capital for U.S. federal income tax purposes, the amount treated as a return of capital will not be subject to U.S. federal income tax and will reduce a Shareholder’s adjusted tax basis in its Shares, thereby increasing the Shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the Shares. See “Distribution Policy.”

•	The Fund primarily invests in real estate and real estate-related issuers, including REITs. The securities of real estate and real estate-related issuers, as well as the underlying companies these issuers invest in, tend to be illiquid, and highly speculative.

•	An investor will pay a sales load of up to [•]% for Class A Shares and offering expenses of up to [•]% on the amounts it invests. If you pay the maximum aggregate [•]% sales load on Class A Shares and offering expenses, you must experience a total return on your net investment of [•]% for Class A Shares in order to recover these expenses.

•	The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s Shares.

•	Liquidity for the Fund’s Shares will be provided only through [quarterly] repurchase offers for no less than 5% of the Fund’s Shares at NAV, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity.

•	Investing in the Fund’s Shares may be speculative and involves a high degree of risk, including the risks associated with leverage. See “Types of Investments and Related Risks - Investment Related Risks - Leverage Utilized by the Fund.”

Before buying any Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Prospectus Summary – Risk Factors” beginning on page [•] and in “Types of Investments and Related Risks” beginning on page [•].

Interval Fund. The Fund operates as an interval fund, and as such, it conducts quarterly repurchase offers at NAV of no less than 5% of the Fund’s outstanding Shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board of Trustees of the Fund (the “Board”) and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. Accordingly, although the Fund will make quarterly repurchase offers, investors should consider the Fund’s Shares to be of limited liquidity. Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Board and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no less than 21 days and no more than 42 days, and is expected to be approximately 30 days. The repurchase price of the Shares will be the NAV as of the close of regular trading on the New York Stock Exchange on a date no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date. Please contact your Financial Intermediary regarding the specific timing of payment proceeds. Repurchases are expected to occur in or around the last month of each calendar quarter, beginning within two quarters following the effective date of this registration statement. See “Repurchases and Transfers of Shares” and “Repurchase Risks.”

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated [•, 2025], has been filed with the SEC. The SAI is available upon request and without charge by writing to the Fund at c/o Axxes Advisors III LLC, 3011 Ponce de Leon Blvd, Suite 1420, Coral Gables, Florida 33134 or by calling 1-(877) 462-9937. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

The Fund’s annual and semi-annual shareholder reports will be made available on the Fund’s website, (https://axxesfundsolutions.com) and on the SEC’s website (http://www.sec.gov).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

- i -

PROSPECTUS SUMMARY

THE FUND

Axxes Real Estate Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund, and as a result, will offer to make quarterly repurchases of its shares at net asset value (“NAV”).

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) Class C (“Class C Shares”) and Class I (“Class I Shares”). Class A Shares, Class C Shares and Class I Shares are subject to different fees and expenses. Sales loads will reduce the amount of an investor’s investment in the Fund. The Fund may offer additional classes of Shares in the future.

The Fund is offering an unlimited number of its Class A Shares, Class C Shares and Class I Shares on a continuous basis at NAV. The initial NAV for each share class is $[10.00] per Share. An affiliate of the Adviser has received exemptive relief from the SEC to permit the Fund to issue multiple classes of Shares with different sales loads and ongoing shareholder servicing and/or distribution fees.

The Fund will pay, and investors holding Shares (“Shareholders”) will bear, a Management Fee (as defined below) charged by the Adviser. This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the statement of additional information (the “SAI”).

INVESTMENT PROGRAM

The Fund’s investment objective is to seek long-term capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in real estate and real estate-related investments, primarily in the form of investments in securities of real estate and real estate-related issuers, real estate investment trusts (“REITs”) or private real estate investment funds (“Investment Funds”) (together, “Real Estate Investment Vehicles”). The Fund intends to invest a majority of its assets in Real Estate Investment Vehicles managed by Bridge Investment Group Holdings LLC (“Bridge”) and its affiliated registered investment advisers, Bridge Net Lease Fund Manager LLC, Bridge Multifamily Fund Manager LLC and their relying advisers (collectively, “BIG” or the “Core Independent Manager”). The remaining portion of the Fund’s assets will be invested in liquid securities for cash management purposes. The Fund intends to deploy its assets into one or more Real Estate Investment Vehicles managed by the Core Independent Manager, subject in all cases to the discretion of Axxes Advisors III LLC, the Fund’s investment adviser (the “Adviser”), the availability of appropriate investments and market conditions. The Core Independent Manager will primarily invest the assets of the Real Estate Investment Vehicles that it manages in real estate equity strategies in select sectors of the United States real estate market. The Core Independent Manager seeks to invest in submarkets that it believes provide attractive, risk-adjusted opportunities in residential housing, logistics properties, and net lease properties. Additionally, the Adviser will seek to identify experienced and reputable third-party managers (each an “Underlying Independent Manager” and, together with the Core Independent Manager, the “Underlying Managers”) and selectively invest the assets of the Fund in Real Estate Investment Vehicles managed by the Underlying Managers.

The Underlying Managers may invest in the Fund alongside existing Shareholders, provided that no such investment will be made that would cause an Underlying Manager to be an “affiliated person” of the Fund under the 1940 Act (i.e., at no time will an Underlying Manager own 5% or more of the Fund’s outstanding voting securities or otherwise control the Fund).

The Fund may or may not name an additional core independent manager in the future. Furthermore, the Fund may at any time determine not to invest in Real Estate Investment Vehicles managed by the Core Independent Manager and, instead, may determine to allocate its assets to Real Estate Investment Vehicles managed by another Underlying Manager. See “Investment Program.”

The Fund’s investment objectives and strategies, including the Fund’s intention, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in real estate and real estate-related investments, are not considered to be fundamental and may be changed without the vote of the Fund’s Shareholders by the Board of Trustees (the “Board”) with at least 60 days’ written notice provided to Shareholders.

Investment Process

The Adviser and its investment personnel use a range of resources to identify promising investment opportunities presented to the Fund by the Core Independent Manager. The Adviser will have discretion over the selection and sizing (subject to an investment cap and certain minimum investment thresholds) of the Fund’s investment in each Real Estate Investment Vehicle.

The Adviser leads its own diligence process with respect to Real Estate Investment Vehicles presented to it by the Core Independent Manager and any Underlying Independent Manager(s) it may identify, but it generally relies on the Underlying Managers to perform most of the due diligence on the relevant assets underlying such Real Estate Investment Vehicles.

The Adviser will conduct a review of each investment opportunity presented to it by the Core Independent Manager. The Adviser’s due diligence process includes an evaluation and risk reward analysis in the context of the Fund’s objectives and constraints. The Adviser’s due diligence process is supported by the Adviser’s own research and additional diligence materials provided by the Core Independent Manager. The Adviser may develop reports and supporting materials for discussions on these opportunities. The Adviser will then identify the most attractive opportunities and focus its resources on them.

For each investment opportunity that the Adviser has determined is compelling after screening, the Adviser will pursue additional diligence which may include Q&A with the Underlying Manager. The Adviser will then decide whether to approve the investment and its appropriate size.

See “Investment Program – Investment Process” and “Investment Program – Due Diligence.”

CORE INDEPENDENT MANAGER	The Core Independent Manager is an established alternative investment manager, diversified across specialized asset classes. The Core Independent Manager is a subsidiary of Apollo Global Management, Inc.

See “Investment Program – Core Independent Manager.”

RISK FACTORS	An investment in the Fund involves a high degree of risk and may involve loss of capital, up to the entire amount of a Shareholder’s investment. Other risks include:

•	The Fund’s performance depends upon the performance of the Underlying Managers and selected investment styles, the adherence by such Underlying Managers to such selected investment styles, the instruments used by such Underlying Managers and the Adviser’s ability to select Underlying Managers and styles and effectively allocate Fund assets among them.

•	The Fund’s investment portfolio will consist of Real Estate Investment Vehicles which intend to invest in real estate properties, real estate businesses, and preferred equity and debt obligations secured by real estate properties for which the number of potential purchasers and sellers, if any, is often very limited. Such investments involve a high degree of financial risk that can result in substantial losses.

•	Subject to the limitations and restrictions of the 1940 Act, the Fund may use leverage by borrowing money to satisfy repurchase requests and for other temporary purposes, which may increase the Fund’s volatility. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund will have to pay interest on its borrowings, which may reduce the Fund’s current income.

•	Shareholders will bear the direct expenses of the Fund and the indirect expenses of the Real Estate Investment Vehicles.

•	The Fund’s Shareholders will have no right to receive information directly from the issuers of Real Estate Investment Vehicles or Underlying Managers, and will have no recourse against the issuers of Real Estate Investment Vehicles or Underlying Managers.

•	The Fund and Real Estate Investment Vehicles are subject to risks associated with legal and regulatory changes applicable to the real estate industry.

•	The Fund intends to elect to be treated, and qualify annually thereafter, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), but may be subject to substantial tax liabilities if it fails to so qualify.

•	The Fund may allocate substantially all of its assets to Real Estate Investment Vehicles that follow a particular type of style, which may expose the Fund to the risks of that style.

•	To the extent that the Fund does not receive timely valuation information from the Underlying Managers, the Fund’s ability to accurately calculate its net asset value may be impaired. The Underlying Managers generally provide valuations on a quarterly basis, whereas the Fund determines the NAV of each share class daily. A large portion of the Fund’s investments will not be publicly traded and will not have readily available market quotations. As such, the majority of the Fund’s investments will be valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. Fair valuations may prove to be inaccurate. Neither the Adviser nor the Board will be able to confirm independently the accuracy of valuation information provided by the Underlying Managers (and audits of the Underlying Managers and the various entities they sponsor and/or control, if conducted, generally occur only once a year). Valuation information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

•	The Fund may not be able to vote on matters that require the approval of a Real Estate Investment Vehicle’s investors, including matters that could adversely affect the Fund.

•	The Fund may receive in-kind distributions of securities from Investment Funds that are illiquid or difficult to value and difficult to dispose of.

•	The Fund will invest in Investment Funds, which will result in indirect expenses, such as asset-based fees and incentive fees (if any), that may be higher than those of other types of securities. As such, Shareholders of the Fund will indirectly be subject to additional layers of fees, beyond the direct expenses of the Fund.

•	Real Estate Investment Vehicles located outside of the United States may be subject to withholding taxes in such jurisdictions, which may reduce the returns of the Fund.

•	Real Estate Investment Vehicles in which the Fund may invest will not be registered as investment companies under the 1940 Act, and therefore the Fund, and indirectly, the Fund’s Shareholders, may not avail themselves of 1940 Act protections with respect to such Real Estate Investment Vehicles.

•	The Fund is registered as an investment company under the 1940 Act, which limits its investment flexibility compared to a fund that is not so registered and may impact the Fund’s ability to compete for investment opportunities with such unregistered vehicles.

•	Some of the Fund’s investments may involve capital commitments, with the unfunded component called over time. As a result, the Fund may maintain a cash and cash equivalent position in anticipation of satisfying capital calls from Real Estate Investment Vehicles. The overall impact on performance due to holding a portion of the Fund’s assets in cash and cash equivalents could be negative.

•	There is no market exchange available for Shares of the Fund thereby making them illiquid and difficult to dispose of.

•	The Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

•	Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer only limited liquidity.

•	Underlying Managers may invest in securities of non-U.S. issuers, and the Fund’s assets may be allocated to investments denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities.

•	An Underlying Manager may focus on a particular country or geographic region, which may subject the Real Estate Investment Vehicles, and thus the Fund, to greater risk and volatility than if the focus was on a broader range of countries or geographic regions.

•	An Underlying Manager may focus on a limited number of properties or operating companies, which may subject the Real Estate Investment Vehicles, and thus the Fund, to greater risk and volatility than if the focus was on a larger number of properties or operating companies.

•	The Fund’s investments may be subject to inflation risk, which is the risk that the real value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money.

•	While the Adviser will conduct independent due diligence on the portfolio holdings of a Real Estate Investment Vehicle (the “Underlying Assets”) before approving such Real Estate Investment Vehicle, the Fund’s ability to realize a profit on a Real Estate Investment Vehicle will be particularly reliant on the expertise of the Underlying Managers. The Fund’s ability to dispose of Real Estate Investment Vehicles is typically very limited since they are unregistered and illiquid and may have contractual restrictions that preclude the Fund from selling.

•	None of the personnel of the Underlying Managers has a role in the Adviser’s investment process. The Adviser and/or its affiliates may advise and/or administer other funds that may allocate to the Real Estate Investment Vehicles advised by the Core Independent Manager or have other relationships with the Core Independent Manager, which may also give rise to a conflict of interest. The Adviser’s investment controls and policies and procedures may help mitigate these potential conflicts of interests.

•	The Fund’s investments will be subject to industry-specific risks inherent to real estate and real estate-related assets, which may impact such investments’ valuation and liquidity. These risks include, but are not limited to, the following:

o	adverse economic conditions, including the resulting effect on consumer spending;

o	changes in global, national, regional and local economic conditions and other events or occurrences that negatively affect the general economy in markets in which properties are geographically concentrated, including changes in interest rates or inflation;

o	risks related to the ownership of commercial real estate that could affect the performance and value of properties;

o	tenant and industry concentrations within a Real Estate Investment Vehicle that make such Real Estate Investment Vehicles more susceptible to adverse events than if their portfolios were more diversified;

o	inability to lease vacant space or renew leases, re-lease space on favorable terms as leases expire, or sell build-to-suit properties;

o	the limited rights to the underlying properties of a Real Estate Investment Vehicle’s ground lease investments, if any;

o	mismanagement and lack of maintenance of the properties by property managers and tenants;

o	the vacancy of one or more of properties could result in a Real Estate Investment Vehicle having to incur significant capital expenditures to re-lease the property;

o	properties occupied by a single tenant pursuant to a single lease subject a Real Estate Investment Vehicle to risk of tenant default;

o	the environmental risks attached to properties historically used for industrial, manufacturing and commercial purposes (e.g., might have contained underground storage tanks for the storage of petroleum products and other hazardous or toxic substances);

o	risks associated with the use of leverage, including the risk of loss of an investment and the exposure of such investment to adverse economic factors such as deteriorations in overall conditions in the economy, the real estate markets or in the condition of the particular issuer;

o	risks related to using secured leverage, including having such parties seeking recourse against a Real Estate Investment Vehicle’s assets generally, and such recourse may not be limited to any particular investment or asset;

o	failure to hedge investments effectively, and the highly volatile prices of derivative instruments in which a Real Estate Investment Vehicle may invest;

o	repurchase rights granted to tenants may force Real Estate Investment Vehicles to receive below-market value on predetermined fixed price property investments;

o	the collection of rent from tenants, those tenants’ financial conditions and the ability of those tenants to maintain their leases;

o	bankruptcy laws may limit remedies if a tenant becomes bankrupt and rejects the lease and a Real Estate Investment Vehicle may be unable to collect balances due on its leases;

o	the illiquidity of real estate investments;

o	compliance with fire, safety, environmental and other regulations may require Real Estate Investment Vehicles to make unanticipated expenditures;

o	the inability to obtain the necessary permits and licenses to invest in certain properties; and

o	other risks that are beyond the control of the Adviser, Underlying Managers, and their affiliates.

Investment in the Fund is speculative and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See “Types of Investments and Related Risks.”

LEVERAGE

The Fund may borrow money through a credit facility or other arrangements to manage liquidity for repurchases and general working capital requirements.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Each of the Real Estate Investment Vehicles may utilize leverage in their investment activities. Borrowings by the Real Estate Investment Vehicles are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Real Estate Investment Vehicles and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil. In general, the use of leverage by Real Estate Investment Vehicles or the Fund may increase the volatility of Real Estate Investment Vehicles or the Fund. See “Types of Investments and Related Risks - Investment Related Risks - Leverage Utilized by the Fund.”

DISTRIBUTIONS

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the dividend reinvestment plan established by the Fund (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash.

See “Distribution Policy.”

BOARD OF TRUSTEES	The Fund’s Board (each member a “Trustee”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser (the “Independent Trustees”). See “Management of the Fund.”

THE ADVISER

The Adviser is newly formed and led by its Chief Executive Officer, Joseph DaGrosa, Jr., who has overall responsibility for managing the Fund’s investment program.

The Adviser is a Delaware limited liability company that is [registered with the SEC as an investment adviser] under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a subsidiary of Axxes Capital Inc. (“Axxes Capital”). See “Business – The Adviser.” Axxes Capital is an asset management firm that offers alternative investment solutions to accredited investors.

Under the terms of the investment advisory agreement between the Adviser and the Fund (the “Investment Advisory Agreement”), the Adviser maintains overall responsibility for the oversight and management of the Fund’s business and activities. The Investment Advisory Agreement has an initial term of two years, and continues in effect from year to year if its continuation is approved annually by the Board. The Board, or the Fund’s Shareholders, may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser. See “Management of the Fund.”

MANAGEMENT FEE	In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee at an annual rate of [•]%, payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets (including any assets in respect of Shares that will be repurchased as of the end of the month) (the “Management Fee”). See “Management of the Fund.” The Management Fee is separate from the asset-based fees and incentive fees in respect of the Real Estate Investment Vehicles paid to the Core Independent Manager and/or Underlying Independent Manager and indirectly borne by Fund Shareholders. See “Fees and Expenses”

EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT

[The Adviser has contractually entered into an Expense Limitation and Reimbursement Agreement with the Fund to limit until [•, 2026] (the “Limitation Period”) the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A, Class C and Class I Shares during the Limitation Period to an amount not to exceed [•]% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering expenses provided that the following expenses are excluded from the definition of Specified Expenses: (i) expenses of Real Estate Investment Vehicles and any other underlying funds (including contribution requirements for investments, expenses and management fees) (i.e., acquired fund fees and expenses); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility (if any); (iii) expenses incurred in connection with secondary offerings, co-investments and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees (as defined below) in respect of any class of Shares; (v) taxes; and (vi) extraordinary expenses. The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any class of Shares for any month exceed the Expense Cap applicable to a class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a class of Shares, the Adviser may receive reimbursement for any expense amounts that were previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund may only make a repayment to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (1) the Expense Cap in place at the time such amounts were paid or borne by the Adviser; or (2) the Fund’s current Expense Cap.]

FEES AND EXPENSES

The Fund will bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Real Estate Investment Vehicles. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. The Fund, by investing in Real Estate Investment Vehicles, will indirectly bear its pro rata share of the expenses incurred in the business of such Real Estate Investment Vehicles. The aggregate fees associated with investment in each Real Estate Investment Vehicle (including Core Independent Manager fees and Underlying Independent Manager fees related to Real Estate Investment Vehicles) will generally range from 1.0% to 2.5% per year (which may be less or more, in certain circumstances), and carried interest, performance fees, incentive fees or performance allocations will generally range from 12% to 20% over a preferred return ranging from 5% to 8%. For closed-end Real Estate Investment Vehicles, management fees are generally based on committed capital during the commitment period for the applicable Real Estate Investment Vehicle and on deployed capital contributions (generally capital contributions net of returned capital) thereafter. For open-ended Real Estate Investment Vehicles, including REITs, management fees are generally based on each investor’s proportionate share of the net asset value of such vehicle. There will be no direct or indirect payments from the Core Independent Manager to the Adviser or to any third party, pursuant to any agreement or understanding, that are used to offset any expenses of the Fund.

See “Summary of Fees and Expenses” and “Fund Expenses.”

DISTRIBUTION OF SHARES

Under the terms of a distribution agreement (the “Distribution Agreement”) with [Ultimus Fund Distributors LLC] (the “Distributor”), the Distributor will directly distribute Shares to investors. The Distributor may enter into selected dealer agreements with various brokers and dealers and their agents that have agreed to participate in the distribution of Shares (“Financial Intermediaries”). Additionally, the Distributor is authorized to retain other service providers to provide ongoing investor services and account maintenance services to Shareholders. The Fund will pay a monthly fee to the Distributor out of the net assets of Class A Shares for shareholder servicing at an annual rate of [•]% of the aggregate net asset value of Class A Shares and a monthly fee out of the net assets of Class C Shares at the annual rate of [•]% for distribution and [•]% for shareholder servicing of the aggregate net asset value of Class C Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (collectively, “Distribution and Servicing Fees”). The Fund will not pay any fee to the Distributor with respect to shareholder servicing or the distribution of Class I Shares.

The Distributor will pay various Financial Intermediaries substantially all of the Distribution and Servicing Fees which they will use to compensate their brokerage representatives for Class A Shares and Class C Shares sales and support.

The Distribution and Servicing Fees are charged on an aggregate class-wide basis, and Class A Shareholders and Class C Shareholders will be subject to the Distribution and Servicing Fees as long as they hold their Class A Shares or Class C Shares. Each compensated broker, dealer or other financial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Class A Shares or Class C Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.

The Distributor may directly distribute Class A Shares and Class C Shares to investors, and for such directly distributed Shares, will retain all or a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Class A Shares and Class C Shares sales and support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers and dealers that have agreed to participate in the distribution of the Fund’s Shares and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

See “Plan of Distribution.”

DETERMINATION OF NET ASSET VALUE	The NAV of the Fund’s Shares is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time). Each Share will be offered at the NAV next calculated after receipt of the purchase in good order, plus any applicable sales load. See “Determination of Net Asset Value.”

PURCHASES OF SHARES

Shares may only be purchased through Financial Intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund. The minimum initial investment in the Fund by an investor is $[25,000] for the Class A and Class C Shares, and $[1 million] for the Class I Shares. The Fund may waive the investment minimum for Class I Shares. Additional investments in the Fund must be made in a minimum amount of $[5,000]. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Trustees of the Fund, the Adviser or its affiliates.

Financial Intermediaries may have different investment minimum requirements than those outlined in this Prospectus. Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum for Class I Shares. Please consult your Financial Intermediary for their account policies.

The Shares will be offered in a continuous offering. Shares will generally be offered for purchase on any day the NYSE is open for business, however, certain Financial Intermediaries may elect to offer subscriptions only on a monthly basis. If you transmit your order to a Financial Intermediary before the close of regular trading (generally 4:00 p.m. Eastern time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary in good order. The Fund will be deemed to have received a purchase order when the Financial Intermediary (or an authorized designee), receives the request in good order. A Financial Intermediary may hold your Shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. If your Financial Intermediary requires you to purchase Shares directly from the Fund, you and your Financial Intermediary will be required to complete an investor application electronically with the Fund. Contact your Financial Intermediary for more information on investing in the Fund.

The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

See “Purchases of Shares.”

INVESTORS

The Distributor and/or any Financial Intermediary may impose eligibility requirements on investors who purchase Shares through the Distributor or such Financial Intermediary.

The Distributor or any registered investment adviser (an “RIA”) who offers Class I Shares may impose additional eligibility requirements on investors who purchase Class I Shares from the Distributor through such RIA.

See “Purchases of Shares.”

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks – Closed-end Fund; Liquidity Risks.”

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases and Transfers of Shares.”

SUMMARY OF TAXATION	The Fund intends to elect to be treated, and qualify annually thereafter, as a RIC under subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will generally not be subject to U.S. federal income tax on its taxable income and gains that it timely distributes (or is deemed to have distributed) as dividends for U.S. federal income tax purposes to Fund Shareholders. The Fund intends to distribute its income and gains in a way that it should not be subject to an entity-level income tax on certain undistributed amounts. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. U.S. federally tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make such investment.

Certain of the Real Estate Investment Vehicles in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. Accordingly, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, be required to “look through” to the character of the income, assets and investments held by the Fund and certain of the Real Estate Investment Vehicles. However, Real Estate Investment Vehicles may generally not be obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with subchapter M of the Code, and ultimately may limit the universe of Real Estate Investment Vehicles in which the Fund can invest. Furthermore, although the Fund expects to receive information from the Underlying Managers regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information and the Underlying Independent Manager may not provide this information on a timely basis. The Core Independent Manager has agreed to use reasonable efforts to provide such information to the Fund.

If the Fund fails to qualify as a RIC, the Fund’s income would be subject to U.S. federal income tax imposed at corporate rates (currently 21%) even if such income and gains were distributed to its Shareholders and all distributions of earnings and profits to Shareholders generally would be characterized as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, incur substantial entity-level taxes and make certain distributions (which could be subject to interest charges) before requalifying as a RIC.

A Shareholder that is not subject to U.S. federal income tax on its income as a result of an exemption accorded under Section 501 of the Code generally will not be subject to tax on amounts distributed to it by the Fund, provided that such Shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects.”

ERISA PLANS AND SIMILAR TAX- EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, Real Estate Investment Vehicles in which the Fund invests will not be considered to be “plan assets” of such plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan (as defined below) that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

To invest in Class A and Class C Shares of the Fund, a prospective investor must open a brokerage account with a Financial Intermediary or the Distributor. Any costs associated with opening such an account are not reflected in the following table or the examples below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

	Class A		Class C		Class I
TRANSACTION FEES
Maximum Sales Charge (Load) as a Percentage of Purchase Amount(1)	[•]	%	[•]	%	[•]	%
Maximum Contingent Deferred Sales Charge (Load)(2)	[•]	%	[•]	%	[•]	%
Maximum Early Repurchase Fee(3)	[•]	%	[•]	%	[•]	%
ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)(4)
Management Fee	[•]	%	[•]	%	[•]	%
Acquired Fund Fees and Expenses(5)	[•]	%	[•]	%	[•]	%
Interest Payments on Borrowed Funds(6)	[•]	%	[•]	%	[•]	%
Other Expenses(7)	[•]	%	[•]	%	[•]	%
Distribution and Servicing Fee	[•]	%	[•]	%	[•]	%
Total Annual Fund Expenses	[•]	%	[•]	%	[•]	%
Fees Waived and/or Expenses Reimbursed(8)	[•]	%	[•]	%	[•]	%
Total Annual Fund Expenses After Waiver and/or Reimbursement	[•]	%	[•]	%	[•]	%

(1)	Investors purchasing Class A Shares may be charged a sales load of up to [•]% of the investment amount. The table assumes the maximum sales load is charged. The Distributor and/or a Financial Intermediary may, in its discretion, waive all or a portion of the sales load for certain investors (as further described under “Plan of Distribution”). No upfront sales load will be paid with respect to Class C or Class I Shares. Purchasers should contact their Financial Intermediaries for additional information. See “Plan of Distribution.”

(2)	Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of [•]% on any Shares repurchased less than 365 days after their purchase. The CDSC is retained by the Distributor and/or Financial Intermediary.

(3)	An early repurchase fee payable to the Fund (the “Early Repurchase Fee”), in an amount of [•]% of the value of the Shares accepted for repurchase, will be charged with respect to the repurchase of an investor’s Shares at any time prior to the day immediately preceding the one-year anniversary of an investor’s purchase of the Shares (on a “first in-first out” basis). An Early Repurchase Fee payable by an investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any investor. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining investors. See “Repurchases and Transfers of Shares.”

(4)	Weighted average net assets employed as the denominator for expense ratio computation is $[100,000,000]. This estimate is based on the assumption that the Fund sells $[200,000,000] of Shares in the initial 12-month period of the offering. Actual net assets will depend on the number of Shares the Fund actually sells, realized gains/losses, unrealized appreciation/ depreciation and share repurchase activity, if any.

(5)	Acquired fund fees and expenses are the indirect costs of investing in other investment companies and private funds that would be regulated as investment companies but for Section 3(c)(1) or 3(c)(7) of the 1940 Act (including the Investment Funds). Some or all of the Investment Funds in which the Fund invests charge carried interests, incentive fees or allocations based on performance of the Investment Funds. The Investment Funds in which the Fund invests generally charge aggregate management fees that range from 1.0% to 2.5% per year (which may be less or more, in certain circumstances), and carried interest, performance fees, incentive fees or performance allocations that generally range from 12% to 20% over a preferred return ranging from 5% to 8%. For closed-end Investment Funds, management fees are generally based on committed capital during the commitment period for the applicable Investment Fund and on deployed capital contributions (generally capital contributions net of returned capital) thereafter. For open-ended Investment Funds, management fees are generally based on each investor’s proportionate share of net asset value. In a given period, the management fee charged by Investment Funds may be reduced in part by amounts received by the Investment Fund’s management company for related activities, such as transaction and monitoring fees received from portfolio companies. In addition, when a portfolio company is sold and the distribution exceeds the management fee allocated to that portfolio company, the Investment Fund’s management company may refund a portion of the allocated management fees. Such refunds are generally accrued by the Investment Fund’s as if all portfolio companies were sold at fair values. The [•]% shown as “Acquired Fund Fees and Expenses” reflects estimated operating expenses of the Investment Funds for the Fund’s current fiscal year (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds) after refunds, excluding any performance-based fees or allocations paid by Investment Funds that are paid solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.

(6)	The Fund does not anticipate borrowing funds during the first twelve months of operations. To the extent that the Fund determines it is appropriate to borrow funds to fund repurchases, the costs associated with such borrowing will be indirectly borne by Shareholders.

(7)	Other Expenses are estimated for the Fund’s current fiscal year and include the fees associated with investments in REITs, expenses associated with the dividend reinvestment plan established by the Fund (the “DRIP”), and the costs, if any, of reimbursing the Adviser for expense amounts, such as certain organizational and offering costs, previously borne by the Adviser on behalf of the Fund pursuant to the Expense Limitation and Reimbursement Agreement.

(8)	The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until [•, 2026] (the “Limitation Period”) the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A, Class C and Class I Shares during the Limitation Period to an amount not to exceed [•]% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering expenses, provided that the following expenses are excluded from the definition of Specified Expenses: (i) expenses of Real Estate Investment Vehicles and any other underlying funds (including contribution requirements for investments, expenses and management fees) (i.e., acquired fund fees and expenses); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility (if any); (iii) expenses incurred in connection with secondary offerings, co-investments and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any class of Shares; (v) taxes; and (vi) extraordinary expenses. The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any class of Shares for any month exceed the Expense Cap applicable to a class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a class of Shares, the Adviser may receive reimbursement for any expense amounts that were previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund may only make a repayment to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (1) the Expense Cap in place at the time such amounts were paid or borne by the Adviser; or (2) the Fund’s current Expense Cap.

EXAMPLE:

You would pay the following fees and expenses on a $[1,000] investment, assuming a [•]% annual return:

Class A

	1 year		3 years		5 years		10 years
$	[•]	$	[•]	$	[•]	$	[•]

Class C

	1 year		3 years		5 years		10 years
$	[•]	$	[•]	$	[•]	$	[•]

*If the CDSC were to apply, the hypothetical expense you would pay on a $[1,000] investment in the Class C Shares would be $[•] for 1 year.

Class I

	1 year		3 years		5 years		10 years
$	[•]	$	[•]	$	[•]	$	[•]

The above example gives effect to the Expense Limitation and Reimbursement Agreement for only year one and no repurchase of the Shares. Shareholders of Class C Shares who choose to participate in repurchase offers by the Fund will not incur a CDSC, unless the repurchase is less than 365 days after purchase by a Shareholder.

The examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical [•]% return used in the example.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund,” “Fund Expenses,” “Financial Highlights,” and “Purchases of Shares.”

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced investment operations, and therefore, a financial highlights table for the Fund has not been included in this Prospectus.

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company that is operated as an interval fund, was organized as a Delaware statutory trust on November 5, 2025. The Fund’s principal office is located at 3011 Ponce de Leon Blvd, Suite 1420, Coral Gables, Florida 33134, and its telephone number is 1-(877) 462-9937. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board. See “Management of the Fund.”

USE OF PROCEEDS

Under normal market circumstances, the proceeds from the sale of Shares, net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and objectives as soon as practicable (but not in excess of [six] months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. See “Other Risks - Availability of Investment Opportunities” for a discussion of the timing of the Fund’s investments, market conditions and other considerations relevant to the timing of the Fund’s investments generally.

The Fund will pay the Adviser the full amount of the Management Fee during any period prior to which any of the Fund’s assets (including any proceeds received by the Fund from the offering of Shares) are invested in Real Estate Investment Vehicles.

INVESTMENT PROGRAM

Investment Objective and Strategies

The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed at the discretion of the Board without Shareholder approval.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Real Estate Investment Vehicles. The Fund intends to invest a majority of its assets in Real Estate Investment Vehicles managed by the Core Independent Manager. The remaining portion of the Fund’s assets will be invested in liquid securities for cash management purposes. The Fund intends to deploy its assets into one or more Real Estate Investment Vehicles managed by the Core Independent Manager, subject in all cases to the discretion of the Adviser, the availability of appropriate investments and market conditions. The Core Independent Manager will primarily invest the assets of the Real Estate Investment Vehicles that it manages in real estate equity strategies in select sectors of the United States real estate market. The Core Independent Manager seeks to invest in submarkets that it believes provide attractive, risk-adjusted opportunities in residential housing, logistics properties, and net lease properties. Additionally, the Adviser will seek to identify experienced and reputable Underlying Managers and selectively invest the assets of the Fund in Real Estate Investment Vehicles managed by the Underlying Managers.

The Underlying Managers may invest in the Fund alongside existing Shareholders, provided that no such investment will be made that would cause an Underlying Manager to be an “affiliated person” of the Fund under the 1940 Act (i.e., at no time will an Underlying Manager own 5% or more of the Fund’s outstanding voting securities or otherwise control the Fund).

The Fund may or may not name an additional core independent manager in the future. Furthermore, the Fund may at any time determine not to invest in Real Estate Investment Vehicles managed by the Core Independent Manager and, instead, may determine to allocate its assets to Real Estate Investment Vehicles managed by another Underlying Manager. See “Investment Program.”

Asset Allocation

The Adviser intends to deploy the Fund’s assets in such a manner so as to minimize the “cash drag” on the Fund’s returns as compared to its invested capital. Cash drag refers to the opportunity cost of a fund holding a portion of its assets in cash and cash equivalents to meet unfunded obligations, take advantage of future investment opportunities, or provide potential liquidity to Shareholders. The Adviser intends to manage the Fund’s deployment strategy with a view towards balancing liquidity while maintaining a high invested level. The Fund will retain cash and cash equivalents, or have credit available via a credit facility (as discussed below), in sufficient amounts to satisfy capital calls from Real Estate Investment Vehicles.

The deployment strategy will aim to keep the Fund substantially invested and to minimize cash drag where possible. The deployment strategy will also take into account anticipated Fund-level cash flows, such as those relating to new subscriptions, the share repurchases, and any distributions made to Shareholders that are not reinvested. To forecast underlying cash flows, the Adviser will utilize models that incorporate historical data, actual observations, insights from the Core Independent Manager and projections made by the Adviser.

Investment Process

The Adviser and its investment personnel use a range of resources to identify promising investment opportunities presented to the Fund by Underlying Managers. The Adviser will have discretion over the selection and sizing (subject to an investment cap and certain minimum investment thresholds) of the Fund’s investment in each Real Estate Investment Vehicle.

The Adviser’s due diligence process includes a qualitative and quantitative evaluation, and risk reward analysis in the context of the Fund’s objectives and constraints.

While the Fund will seek to invest in Real Estate Investment Vehicles managed by the Core Independent Manager, the Fund may make investments in Real Estate Investment Vehicles managed by other Underlying Managers. For example, if the Fund has liquid assets to invest at a particular time, but the Core Independent Manager does not have any available investment opportunities, or the Adviser does not believe any of the opportunities presented are appropriate for the Fund, then the Adviser may seek other investment opportunities consistent with the Fund’s investment objective and strategies. Thus, on occasion, the Adviser may come across an investment opportunity on its own and determine that such an investment is appropriate for the Fund. Further, the Adviser may determine that its relationship with the Core Independent Manager is no longer beneficial to the Fund, and may seek out other managers to replace the Core Independent Manager.

Due Diligence

The Adviser leads its own diligence process with respect to any investment opportunities presented to it by the Core Independent Manager, but generally relies on the Underlying Managers to perform most of the due diligence on the relevant Underlying Assets.

The Adviser will conduct a review of each investment opportunity presented to it by the Core Independent Manager. The Adviser’s due diligence process includes an evaluation and risk reward analysis in the context of the Fund’s objectives and constraints. The Adviser’s due diligence process is supported by the Adviser’s own research and additional diligence materials provided by the Core Independent Manager. The Adviser may develop reports and supporting materials for discussions on these opportunities. The Adviser will then identify the most attractive opportunities and focus its resources on them.

For each investment opportunity that the Adviser has determined is compelling after screening, the Adviser will pursue additional diligence, which may include Q&A with the Underlying Manager. The Adviser will then decide whether to approve the investment and its appropriate size based on its review of a number of factors before making an investment decision including:

•	historical financial information (i.e., net operating income, capitalization rates) and projected results;

•	geographic location;

•	vacancies and rental rates;

•	regulatory, construction, development and environmental risk;

•	quality and physical condition of the property;

•	analysis of third-party consultants, legal and accounting firms;

•	comparable property valuations;

•	the ability to exit the investment within a reasonable time frame; and

•	previous transactions of similar properties or developments.

During the diligence process, the Adviser may review offering documents, financial statements, regulatory filings and correspondence with the Core Independent Manager’s investment team. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents.

There can be no assurance that the Fund’s investment program will be successful, that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful.

Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund.

Risk Management

The long-term nature of investments in Real Estate Investment Vehicles requires ongoing risk management. The Adviser will maintain close contact with the Underlying Managers in order to monitor the performance of each Real Estate Investment Vehicle. In particular, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with Underlying Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior personnel of the Underlying Managers and changes in policies.

The Adviser will seek to use a range of techniques to reduce the risk associated with the deployment strategy. These techniques may include, without limitation:

•	Diversifying investments across geographic regions and lifecycles;

•	Actively managing cash and liquid assets;

•	Seeking to establish credit lines to provide additional liquidity, consistent with the limitations and requirements of the 1940 Act; and

•	Modelling and actively monitoring both Fund-level and underlying cash flows.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the Share repurchases, the Adviser may from time to time (i) seek the consent of one or more Underlying Managers to sell certain of the Fund’s investments or (ii) sell other Fund assets. There is no guarantee of a market for the sale of such assets or which assets may have to be sold in times of market stress causing a material loss. The Fund will hold liquid assets to the extent required for purposes of liquidity management. The liquid assets are intended to provide an investment return in order to mitigate “cash drag” while supporting the Fund’s investment activities and potential share repurchases. Liquid assets may include both fixed income and equities as well as public and private vehicles that derive their investment returns from fixed income and equity securities.

Leverage

The Fund may borrow money through a credit facility or other arrangements to manage liquidity for repurchases and general working capital requirements. The Fund does not currently maintain a credit facility.

The 1940 Act requires a registered investment company to satisfy the Asset Coverage Requirement. This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Real Estate Investment Vehicles may utilize leverage in their investment activities. Borrowings by Real Estate Investment Vehicles are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Real Estate Investment Vehicles and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil. In general, the use of leverage by Real Estate Investment Vehicles or the Fund may increase the volatility of the Real Estate Investment Vehicles or the Fund. See “Types of Investments and Related Risks - Investment Related Risks - Leverage Utilized by the Fund.”

The Core Independent Manager

The Core Independent Manager boasts more than 15 years of investing experience with over 300 dedicated investment professionals based in 12 offices globally. The Core Independent Manager is an established alternative investment manager, diversified across specialized asset classes. The Core Independent Manager is a subsidiary of Apollo Global Management, Inc. (“AGM,” together with its subsidiaries other than the Core Independent Manager, “Apollo”).

None of the Core Independent Manager or Underlying Independent Managers are sponsors, promoters, advisers or affiliates of the Fund. Past performance of the Real Estate Investment Vehicles managed by the Core Independent Manager and/or Underlying Independent Managers is not necessarily indicative of future results of those Real Estate Investment Vehicles.

TYPES OF INVESTMENTS AND RELATED RISKS

General

The value of the Fund’s total net assets may fluctuate in response to fluctuations in the value of the Real Estate Investment Vehicles in which the Fund invests. Discussed below are the investments generally made by Real Estate Investment Vehicles and the principal risks that the Adviser and the Fund believe are associated with those investments. These risks will, in turn, have an effect on the Fund. The Fund does not currently intend to make other types of direct investments, except that, in response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments pending the investment of assets in Real Estate Investment Vehicles or to maintain the liquidity necessary to effect repurchases of Shares. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

Risks Related to Investing in the Fund

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is higher. A Real Estate Investment Vehicle’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage was not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends upon the Adviser’s selection of the Fund’s investments, the allocation of offering proceeds thereto and the performance of the investments. A Real Estate Investment Vehicle’s investment activities involve the risks associated with real estate investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors including environmental negligence which are beyond the control of the Fund and its investments.

Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in its suffering losses.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. In particular, the Fund may compete for investments with private equity and venture capital funds, secondary market funds, other equity and non-equity based investment funds, investment banks and other sources of financing, each of which may have greater financial, technical and marketing resources. The Fund is subject to regulatory restrictions under the 1940 Act as a RIC that may not apply to some competitors. Additionally, the availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions.

Similarly, identification of attractive investment opportunities by Real Estate Investment Vehicles is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Underlying Manager, the Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

Dependence on the Adviser and Underlying Managers. The Fund relies on the expertise of the Adviser to allocate assets of the Fund to the Core Independent Manager. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of such investments. The Adviser has the authority and responsibility to select opportunities it believes are appropriate for the Fund, and to make allocations among the Fund and other investment vehicles sponsored, managed, or advised by the Adviser and its affiliates. There can be no assurance that the Adviser will successfully select or implement strategies to achieve the Fund’s investment objective.

The Fund intends to allocate substantially all of its assets to Real Estate Investment Vehicles managed by the Core Independent Manager. The Adviser may manage other accounts that invest in Real Estate Investment Vehicles managed by Core Independent Manager, and these relationships may present conflicts of interest. See “Conflicts of Interest.”

Leverage Utilized by the Fund. The Fund may borrow money through a credit facility or other arrangements up to the limits of the Asset Coverage Requirement. The Fund may borrow money to manage liquidity for repurchases and general working capital requirements.

The use of leverage is speculative and involves certain risks. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Real Estate Investment Vehicles at inopportune times, which may further depress the returns of the Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Sanctions. Certain portfolio companies may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, on February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date hereof, the countries remain in active armed conflict. Around the same time, the United States, the United Kingdom, the European Union, and several other nations announced a broad array of new or expanded sanctions, export controls, and other measures against Russia, Russian-backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian oligarchs. The U.S. or other countries could also institute broader sanctions on Russia and others supporting Russia’s economy or military efforts. The ongoing conflict and the rapidly evolving measures in response could have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore could adversely affect the performance of the Fund’s portfolio companies. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict, and as a result, could present material uncertainty and risk with respect to the Fund and its portfolio companies and operations, and the ability of the Fund to achieve its investment objectives. Similar risks will exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact portfolio companies, including, but not limited to, cyberattacks targeting private companies, individuals or other infrastructure upon which the Fund’s portfolio companies rely.

Tariffs. The U.S. has recently enacted and proposed to enact significant new tariffs. Additionally, the new presidential administration has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict the Fund’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund’s business.

Inflation Risk. The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment.

Industry Concentration. The Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry. This focus on one industry may constrain the liquidity and number of portfolio companies available for investment by Real Estate Investment Vehicles. In addition, Real Estate Investment Vehicles will be disproportionately exposed to risks inherently associated with real estate. The Fund may encounter industry-specific risks, including but not limited to those set out below.

Risks Related to Investments in Real Estate Investment Vehicles

No Assurance of Investment Return. A Real Estate Investment Vehicle’s general partner and/or the Underlying Managers cannot provide assurance that they will be able to choose, make, and realize investments in any particular type of investment. There can be no assurance that any Real Estate Investment Vehicle will be able to generate returns for the applicable Real Estate Investment Vehicle investors or that the returns will be commensurate with the risks of investing in the type of assets, securities, or transactions applicable to the Real Estate Investment Vehicle’s strategy. There can be no assurance that any Real Estate Investment Vehicle investor will receive any distribution from the Real Estate Investment Vehicle. There is no assurance that any benefits or advantages to Real Estate Investment Vehicle investors suggested or implied in the applicable governing documents will be available or accomplished. There can be no assurance that projected or targeted returns for any Real Estate Investment Vehicle will be achieved. Accordingly, an investment in a Real Estate Investment Vehicle should only be considered by persons who can afford a loss of their entire investment.

Enhanced Regulatory Scrutiny and Regulation. The Underlying Managers are subject to extensive regulation, including periodic examinations by governmental agencies and self-regulatory organizations or exchanges in the U.S. and foreign jurisdictions where they operate. Each of these regulatory bodies with jurisdiction over the Underlying Managers or their affiliates have significant regulatory powers over the business of the Underlying Managers, including the authority to grant, cancel, delay or prohibit the Underlying Managers’ ability to carry on certain activities. Possible disciplinary actions include the suspension of individual employees, limitations on engaging in certain lines of business for specified periods of time, revocation of investment adviser or other registrations, censures and fines. These regulatory requirements, including compliance with fire, safety and environmental regulations, are evolving. Any failure of the Underlying Managers to comply with these rules and regulations could expose the Underlying Managers and the Real Estate Investment Vehicles to liability or other risks. Additionally, due to the fact that Apollo is a publicly traded company with many different asset management and advisory businesses that operate on a global basis, the Core Independent Manager may be subject to increased scrutiny and greater regulatory oversight than would be the case absent its relationship with Apollo. Furthermore, increased regulatory oversight of Bridge and its affiliates (including Apollo) may impose additional requirements and administrative burdens on Bridge, including, without limitation, implementing new policies and procedures and complying with reporting obligations.

Illiquid Investments. Certain Real Estate Investment Vehicles intend to invest in real estate properties, real estate businesses, and preferred equity and debt obligations secured by real estate properties for which the number of potential purchasers and sellers, if any, is often very limited. In particular, certain Real Estate Investment Vehicles may be unable to lease vacant space or sell build-to-suit properties on terms favorable to the Underlying Managers. Further, there is no established market for secondary investments in private funds. This factor may have the effect of limiting the availability of these investments for purchase by the Real Estate Investment Vehicle and may also limit the ability of a Real Estate Investment Vehicle to adjust its investing strategy in response to adverse changes in the performance of investments or changes in economic or market trends. As a result of these Real Estate Investment Vehicles’ illiquid investments, there may be little or no near-term cash flow available to the investors. Consequently, dispositions of such investments may require a lengthy time period or may result in distributions in kind to the investors. Additionally, the realizable value of a highly illiquid investment may be less than its intrinsic value. The liquidity of certain portfolio investments will depend on the liquidity of the applicable market which, in some cases, could be adversely impacted by the secondary market trading activities of Bridge’s affiliates.

General Economic and Market Conditions. The real estate industry generally and the success of a Real Estate Investment Vehicle’s investment activities will both be affected by general economic and market conditions and their attendant effect on consumer spending, as well as by changes in laws, currency exchange controls, and national and international political and socioeconomic circumstances. These factors may affect the level and volatility of investment prices and the liquidity of a Real Estate Investment Vehicle’s investments, which could impair the Real Estate Investment Vehicle’s profitability or result in losses. In addition, general fluctuations in interest rates may affect a Real Estate Investment Vehicle’s investment opportunities and the value of the Real Estate Investment Vehicle’s investments. A sustained downturn in the United States or global economy (or any particular segment thereof) could adversely affect a Real Estate Investment Vehicle’s profitability, impede the ability of a Real Estate Investment Vehicle’s portfolio entities to perform under or refinance their existing obligations and impair a Real Estate Investment Vehicle’s ability to effectively exit its investments on favorable terms. In particular, volatility in global markets related to movement in interest rates in the United States and global trade tensions (including any trade tensions between the United States and its major global trading partners, such as China, Mexico, Canada and the EU) may have a material adverse effect on the volatility of investment prices and the liquidity of a Real Estate Investment Vehicle’s investments, as well as global economic conditions generally.

General Real Estate Risks with Respect to Equity Investments. Certain Real Estate Investment Vehicle’s investments will be subject to the risks incident to the acquisition, development, ownership and operation of real estate and risks incident to the making of recourse and nonrecourse loans secured by real estate. Deterioration of United States real estate fundamentals will negatively impact the performance of a Real Estate Investment Vehicle. Real property investments are subject to varying degrees of risk, including changes in general or local economic conditions, interest rates, availability of mortgage funds, real estate taxes and other operating expenses, environmental changes, acts of God (which may result in uninsured losses), local employment conditions, domestic and foreign competition, and other factors, which are beyond the control of a Real Estate Investment Vehicle, its general partner and/or the Underlying Managers. Real estate values are affected by a number of factors, including (i) changes in the general economic climate, (ii) local conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management, (iv) competition based on rental rates, (v) attractiveness and location of the properties, (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services and (viii) changes in operating costs. Real estate values also are affected by such factors as government regulations (including those governing usage, improvements zoning and taxes), interest rate levels, the availability of financing, and potential liability under changing environmental and other laws.

Ability to Resell Real Estate Assets; No Assurance of Appreciation or Profits. The resale potential of real estate investments will be affected by those conditions that affect the value of real estate and markets in general, including the possibility of increased interest rates, declining real estate values, low demand for various types of real estate, changes in demographics, changes in tax laws affecting real estate owners, competition from other properties located in the area, zoning changes, or unfavorable general or local economic conditions. Although a Real Estate Investment Vehicle in some cases will be seeking real estate that it anticipates will be in the path of development or other resale potential, there can be no assurance that any of the real estate properties acquired by any Real Estate Investment Vehicle will be developed for residential, commercial or any other purpose or increase in value during the time period anticipated by the Real Estate Investment Vehicle or at any time. Further, no assurance can be given that there will be a ready market for these properties at the time a Real Estate Investment Vehicle elects, or is forced, to sell. All investments in real property are illiquid.

Investments in Land/New Development. Certain Real Estate Investment Vehicles acquire direct or indirect interests in undeveloped land or underdeveloped real property, which is generally non-income producing. To the extent that a Real Estate Investment Vehicle invests in such assets, it will be subject to the risks normally associated with such assets and development activities. Such risks include, without limitation, risks relating to (i) the availability and timely receipt of zoning, permits, licenses and other regulatory approvals, (ii) the cost and timely completion of construction (including risks beyond the control of the Real Estate Investment Vehicle, such as the weather, cost and availability of labor and materials) and (iii) the availability of both construction and permanent financing on favorable terms, or at all. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development activities once undertaken, any of which could have an adverse effect on a Real Estate Investment Vehicle.

Non-Control Investments. A Real Estate Investment Vehicle may hold non-controlling interests in certain investments and, therefore, may have a limited ability to protect its position in such investments. As a condition of making non-controlling investments, a Real Estate Investment Vehicle may seek to obtain appropriate shareholder rights to protect such investments, but such Real Estate Investment Vehicle may not necessarily pursue or obtain such rights in all cases. If a Real Estate Investment Vehicle does not have a controlling position or other shareholder rights to protect its interests, it is possible that a portfolio investment could take actions that negatively impact the value of such investment or that prevent such Real Estate Investment Vehicle from disposing of such investment. The mere fact that the general partner or the Underlying Manager of a Real Estate Investment Vehicle disagrees with decisions made by other investors in such an investment likely will not trigger any particular ability of such Real Estate Investment Vehicle to dispose of such investment, with the result that the value of a Real Estate Investment Vehicle’s interest in such investment may be materially affected by the decisions of other investors. In addition, in certain situations, including where the businesses are in bankruptcy or undergoing a reorganization, minority investors may be subject to the decisions taken by majority investors, and the outcome of a Real Estate Investment Vehicle’s investment may depend on such majority-controlled decisions, which decisions may not be consistent with such Real Estate Investment Vehicle’s objectives.

Investments with Third Parties in Joint Ventures and Other Entities. A Real Estate Investment Vehicle may hold non-controlling interests in certain investments or may co-invest with third parties or affiliates of an Underlying Manager (including employees) through partnerships, joint ventures or other entities. Such non- controlling interests in investments may involve risks not present in investments where a third-party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with those of the Real Estate Investment Vehicle, may be in a position to take action contrary to the Real Estate Investment Vehicle’s investment objectives, may prohibit the Real Estate Investment Vehicle from making operational changes intended to improve cash flow from the investment or may limit the Real Estate Investment Vehicle’s flexibility to dispose of the investment. In addition, a Real Estate Investment Vehicle may in certain circumstances be liable for the actions of its third-party partners or co-venturers. A Real Estate Investment Vehicle’s ability to seek redress against a partner or manager that acts in a manner contrary to the interests of the Real Estate Investment Vehicle may also be limited. Investments made with third parties or affiliates of an Underlying Manager (including employees) in joint ventures or other entities may involve carried interest and other fees payable to such third-party partners or co-venturers. Any such arrangements will result in lower returns to the Real Estate Investment Vehicle than if such arrangements had not existed. In addition, if a Real Estate Investment Vehicle and a third party or co-venturer cannot agree on decisions affecting the joint venture, it may adversely impact the investment results of the Real Estate Investment Vehicle. In such event, the Real Estate Investment Vehicle could have a diminished capacity to obtain investment opportunities, to capitalize upon relationships with co-venturers and to structure and execute its potential investments and dispositions.

General Risks Inherent to Investing in Real Property. Real Estate Investment Vehicles may invest in real property, and such investments will be subject to various risks which could cause fluctuations in occupancy, rental rates, operating income and expenses or which could render the sale or financing of its properties difficult or unattractive. For example, following the termination or expiration of a tenant’s lease, there may be a period of time before a Real Estate Investment Vehicle will begin receiving rental payments under a replacement lease. During that period, such Real Estate Investment Vehicle will continue to bear fixed expenses such as interest, taxes, maintenance and other operating expenses. In addition, declining economic conditions may impair such Real Estate Investment Vehicle’s ability to attract replacement tenants and achieve rental rates equal to or greater than the rents paid under previous leases. Increased competition for tenants may require a Real Estate Investment Vehicle to make capital improvements to properties which it would not have otherwise, which could adversely impact such Real Estate Investment Vehicle’s operating results. Furthermore, events involving limited liquidity, defaults, rumors about any events of these kinds or other similar risks have in the past, and may in the future, lead to market-wide liquidity problems.

Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the revenues and net income of the Real Estate Investment Vehicles. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s performance. Additionally, repurchase rights granted to tenants may force certain Real Estate Investment Vehicles to receive below-market value on predetermined, fixed-price property investments.

A Real Estate Investment Vehicle’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. Additionally, a Real Estate Investment Vehicle may invest in certain properties occupied by a single tenant, and as a result, the success of those properties depends on the financial stability of that tenant. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or interest during the bankruptcy proceeding.

A Real Estate Investment Vehicle’s Underlying Assets may be pressured in challenging economic and rental market conditions. If a Real Estate Investment Vehicle is unable to re-let or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting are significantly lower than expected, or if the Real Estate Investment Vehicle’s reserves for these purposes prove inadequate, such Real Estate Investment Vehicle will experience a reduction in net income and may be required to reduce or eliminate cash distributions.

Commercial Real Estate Industry Risk. Certain Real Estate Investment Vehicles may be dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause a Real Estate Investment Vehicle to experience an increase in the number of private commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of real estate debt and traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund. Real Estate Investment Vehicles may need to establish significant provisions for losses or impairment, and be forced to sell assets at undesirable prices, which may result in the Fund’s NAV declining and the Fund incurring substantial losses.

Additionally, economic conditions can negatively impact the businesses of tenants of the Real Estate Investment Vehicles’ commercial real estate investments, which in turn could cause the Real Estate Investment Vehicles to experience increased delinquencies or decreasing rents, either of which would negatively impact the Fund’s income. These conditions may increase the volatility of the value of private commercial real estate investments made by Real Estate Investment Vehicles. These developments also may make it more difficult for the Fund to accurately value its investments or to sell its investments on a timely basis. These developments, including elevated interest rates relative to previous years, or a gradual decline in interest rates from these elevated levels, could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns. Such developments could, in turn, diminish significantly the Fund’s revenue from investments and adversely affect the Fund’s NAV.

Ground Lease Risk. Certain Real Estate Investment Vehicles may invest from time to time in real estate properties that are subject to ground leases. As a lessee under a ground lease, such Underlying Assets of a Real Estate Investment Vehicle may be exposed to the possibility of losing the property upon termination, or an earlier breach by the Underlying Asset, of the ground lease, which may adversely impact the Fund’s investment performance. Furthermore, ground leases generally provide for certain provisions that limit the ability to sell certain properties subject to the lease. In order to assign or transfer rights and obligations under certain ground leases, such Underlying Assets or the Real Estate Investment Vehicle will generally need to obtain consent of the landlord of such property, which, in turn, could adversely impact the price realized from any such sale.

Real Estate Investment Vehicle Borrowing. Real Estate Investment Vehicles may borrow on a secured or unsecured basis for any purpose, including to make any investment and to increase investment capacity, pay fees and expenses or to make distributions. Although a Real Estate Investment Vehicle may not intend to employ significant leverage at the Real Estate Investment Vehicle level, the Real Estate Investment Vehicle may achieve leverage in certain transactions at entities below the Real Estate Investment Vehicle level, and such leverage may fluctuate depending on market conditions. The interest expense and other costs incurred in connection with such borrowing may not be recovered by appreciation in the investments purchased or carried. Gains realized with borrowed funds may cause the Real Estate Investment Vehicle’s returns to be higher than would be the case without borrowings. If, however, investment results fail to cover the cost of borrowing, the Real Estate Investment Vehicle’s returns could also decrease faster than if there had been no borrowings. Further, such leverage will increase the exposure of an investment to adverse economic factors such as rising interest rates, downturns in the economy or deteriorations in the condition of the investment. If the Real Estate Investment Vehicle defaults on secured indebtedness, the lender may foreclose and the Real Estate Investment Vehicle could lose its entire investment in the security for such loan. The Real Estate Investment Vehicle may also seek to issue preferred equity to third-party co-investors in connection with certain investments. While such preferred equity would not be viewed as debt for general purposes, it would have certain features in common with debt, including a priority in rights of repayment and distributions that would be senior to the Real Estate Investment Vehicle’s equity investment. In addition, borrowings by the Real Estate Investment Vehicles are generally secured by the Real Estate Investment Vehicle investors’ capital commitments and/or the Real Estate Investment Vehicle’s Underlying Assets (including in connection with a net-asset-value or NAV facilities). Such collateralized borrowings may be cross collateralized with the assets of any parallel vehicle, subsidiary, financing vehicle or alternative investment vehicle of such Real Estate Investment Vehicle and such entities may be held jointly and severally liable for the full amount of the obligations arising out of such borrowings. In addition, a provider of the foregoing financing could include Real Estate Investment Vehicles managed by an affiliate of an Underlying Manager, including Apollo, or their affiliates or employees. It is often preferred (or commercially required) for a counterparty to view the various entities as one single party and therefore appropriate for these obligations to be addressed among Real Estate Investment Vehicles by way of a back-to-back or reimbursement type arrangement. As part of financing transactions and other arrangements for the benefit of portfolio investments, including hedging arrangements and other transactions that arise in the ordinary course or support the day-to-day operations of such portfolio investments, counterparties could require or otherwise request credit support or other risk enhancements. In such cases, an Underlying Manager may sometimes determine to engage an affiliate-controlled vehicle which can result in fees not subject to any offset. Further, to the extent the income received from investments is used to make interest and principal payments on such borrowings, Investors may be allocated income, and therefore tax liability, in excess of cash received by them in distributions. The presence of leverage substantially increases the risk profile of the Real Estate Investment Vehicle and its investments. There can also be no assurance that a Real Estate Investment Vehicle will have sufficient cash flow to meet its debt service obligations. As a result, a Real Estate Investment Vehicle’s exposure to losses may be increased due to the illiquidity of its investments generally. Furthermore, neither the Adviser nor an Underlying Manager is under an obligation to engage in any hedging strategies, and may, in their discretion, choose not to. Even if the Adviser and/or an Underlying Manager desires to hedge some of the Fund’s or Real Estate Investment Vehicle’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Environmental Liabilities. A Real Estate Investment Vehicle may be exposed to substantial risk of loss arising from investments involving undisclosed or unknown environmental, health or occupational safety matters, or inadequate reserves, insurance or insurance proceeds for such matters that have been previously identified. Under various federal, state, and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws may impose joint and several liability, which can result in a party being obligated to pay for greater than its share, or even all, of the liability involved. Such liability may also be imposed without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the cash flow and operations of the property, the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Real Estate Investment Vehicle’s return from such investment. Environmental claims with respect to a specific investment may exceed the value of such investment, and under certain circumstances, subject the other assets of the Real Estate Investment Vehicle to such liabilities. In addition, some environmental laws create a lien on contaminated property in favor of governments or government agencies for costs they may incur in connection with the contamination.

Climate Change May Impact the Assets Owned by Real Estate Investment Vehicles. The Underlying Managers face both physical climate change risks, such as increasing temperatures, rising sea levels, changing weather patterns and more frequent or intense droughts, floods and storms, and transition climate change risks, such as new or changing land use policies, carbon emissions regulations, water conservation regulations, reporting requirements, technology standards and market trends. The Underlying Managers cannot predict with certainty the extent, rate, or impact of climate change or the measures that government authorities or others may implement to address climate change. The potential impacts of climate change on operations are highly uncertain and will vary across the geographies in which the Underlying Managers operate and where Real Estate Investment Vehicles own properties. Such impacts may result in stranded assets and volatile or decreased demand at certain of the properties owned by Real Estate Investment Vehicles.

The Underlying Managers or the Real Estate Investment Vehicles may become subject to new or changing laws or regulations related to climate change, which could adversely impact the investment returns of Real Estate Investment Vehicles. The federal government and certain state and local governments have enacted or proposed climate change laws and regulations, including in jurisdictions in which Real Estate Investment Vehicles own properties. These laws and regulations could result in increased litigation risk and substantial costs, including compliance costs, energy costs, retrofit costs, construction costs, monitoring and reporting costs, capital expenditures for environmental control facilities and other additional costs for the properties owned by Real Estate Investment Vehicles. These increased costs could negatively impact the investment returns of Real Estate Investment Vehicles.

Diversification. To the extent the Underlying Managers concentrate a Real Estate Investment Vehicle’s investments in a particular market, industry or tenant demographic, the Real Estate Investment Vehicle’s portfolio may become more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that particular market. Although the general partner and/or Underlying Manager of a Real Estate Investment Vehicle will attempt to minimize risk, such Real Estate Investment Vehicle’s actual returns will be subject to numerous factors beyond the general partner’s control. Because the Real Estate Investment Vehicle’s investments are expected to be concentrated within targeted markets or strategies, portfolio diversification will be less than would be possible if the Real Estate Investment Vehicle were to invest in a range of real estate opportunities across several markets and strategies. Such reduced diversification may increase the volatility of the Real Estate Investment Vehicle’s returns and could reduce the Real Estate Investment Vehicle’s returns relative to more diversified funds. In addition, during the early stages of a Real Estate Investment Vehicle’s term, the Real Estate Investment Vehicle may hold more concentrated positions than it otherwise would.

Natural Disasters. Upon the occurrence of a natural disaster such as flood, hurricane, fire, or earthquake, the impacted region may not efficiently and quickly recover from such events, which could have a material adverse effect on a Real Estate Investment Vehicle’s investments. As impacts of weather events and climatological risks increase, the impacts of these events may be more widely felt, impacting more investments, and increasing regional market volatility. Weather events in particular are difficult to predict occurring between the origin of an investment and its maturity. Such disasters may cause damage that exceeds insurance coverage and may elevate costs even if a Real Estate Investment Vehicle investment is not directly impacted by disaster.

Pandemic Risk. In response to the coronavirus disease 2019 (“COVID-19”) pandemic, many areas in the United States and abroad adopted certain measures to mitigate the ongoing public health crisis. Such measures included “shelter in place” or “stay at home” rules, restrictions on travel, and restrictions on the types of businesses that may continue to operate. The COVID-19 pandemic, and any future epidemics, pandemics, and other public health crises could materially and adversely affect a Real Estate Investment Vehicle’s ability to pay distributions as well as their tenants’ business operations, which could adversely impact the Fund’s investment performance.

Terrorist Acts, War, and Similar Dislocations. Incidents of war, riots, or civil unrest may create instability in a region or globally, even if a Real Estate Investment Vehicle does not hold investments in the region impacted by war, riots or civil unrest. For example, the invasion of Ukraine by Russian troops and ongoing armed conflict have resulted in a broad array of new and expanded sanctions, export controls and other measures against Russia and certain banks, companies, officials and individuals affiliated with Russia or certain Russian entities. The severity and duration of the conflict and its impact on the global economic and market conditions are impossible to predict. Such uncertainty and conflict could materially and adversely impact the Real Estate Investment Vehicles and their Underlying Assets, even if not located within the impacted regions. Additionally, terrorist attacks and related events can result in increased global economic volatility. The Underlying Managers cannot predict the effects of terrorist acts (or threats thereof), military action or similar events. Such disruptions of the world financial markets could affect interest rates, ratings, credit risk, inflation, availability of borrowing and other factors relating to and impacting a Real Estate Investment Vehicle’s investments.

Open-Ended Real Estate Investment Vehicles. Within open-ended Real Estate Investment Vehicle structures there are distinct and additional risk factors than those that apply to close-end vehicles generally. These differences in risks include are described more fully in the applicable governing documents for the open-ended funds and include, among others, that the management fee is determined by the value of the portfolio instead of the amount of called capital or invested capital, that subject to the limitations and conditions set forth in the governing documents, the Underlying Managers can be entitled to performance related fees before the disposition and sale of all assets within the Real Estate Investment Vehicle. Generally, while the other Real Estate Investment Vehicles are all currently closed-end vehicles, the general partners or managers of such Real Estate Investment Vehicles may have the option (subject to the applicable governing documents) to convert such fund to an open-ended structure, which may open such Real Estate Investment Vehicle up to certain additional risks identified herein and in the other governing documents.

Monetary Policy and Governmental Intervention. The U.S. Federal Reserve (the “Federal Reserve”) and global central banks take actions in response to inflation metrics, such as through benchmark interest rates, asset purchase programs and lending facilities. Further, the executive branch of the U.S. government is issuing a number of tariffs and other trade protection measures through executive orders and taking actions to reduce or eliminate staffing and budgets at various federal agencies and programs. These changes could materially and negatively impact interest rates, supply chains, inflation, availability of financing, and world economies generally, which in turn could affect the performance of the investments of Real Estate Investment Vehicles.

Dependence on Key Professionals. The ability of a Real Estate Investment Vehicle to achieve its investment objective will be dependent on the diligence, skill, judgment, business contacts and personal reputations of senior investment professionals or other key personnel. These individuals possess substantial experience and expertise in investing, are responsible for locating and executing on the Real Estate Investment Vehicle’s investments, and have significant relationships with the institutions that are the source of many of investment opportunities. Therefore, the departure of one or more of these individuals could have a materially adverse effect on the ability of the Real Estate Investment Vehicle to achieve its investment objectives. Underlying Managers may include publicly traded equity as a portion of the compensation paid to certain personnel, including senior investment professionals. To the extent such personnel are unable to sell such equity, or the value of such equity decreases, such personnel may have a reduced incentive to devote the necessary time and attention to the investment activities of such Real Estate Investment Vehicle or otherwise remain at such Underlying Manager. Further, if such an individual joins competitors or forms competing companies, it could result in the loss of significant investment opportunities.

Force Majeure Risk. Real Estate Investment Vehicles may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including a Real Estate Investment Vehicle or a counterparty to the Fund or a Real Estate Investment Vehicle) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to a Real Estate Investment Vehicle of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more Real Estate Investment Vehicle or Underlying Asset, could result in a loss to the Fund, including if its investment in such Real Estate Investment Vehicle or Underlying Asset is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

Risks Related to Investments in REITs

REIT Risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. A REIT that invests the majority of its assets directly in real property and derives its income primarily from rents, royalties and lease payment (an “Equity REIT”), may be affected by changes in the value of the underlying properties owned by the REIT. A REIT that invests the majority of its assets in real estate mortgages and derives its income primarily from interest payments (a “Mortgage REIT”), may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not necessarily diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs may experience adverse impacts when commercial tenants are unwilling or unable to satisfy their obligations or continue to pay rent on time or at all, or choose not to renew their leases or re-lease properties on the same or better terms in the event of non-renewal or early termination of existing leases. A rise in unemployment will directly impact residential mortgage REITs in a similar fashion when obligors are unable to make mortgage payments on time.

The Fund may invest in the securities of publicly traded REITs, which will be subject to a variety of risks affecting those REITs directly. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values, including supply and demand for properties, the economic health of the country or of different regions, the strength of specific industries that rent properties and interest rates. REITs often invest in highly leveraged properties. Returns from publicly traded REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants.

REITs also are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and/or failing to maintain their exemption from registration under the 1940 Act. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to risks associated with such industry. By investing in REITs, the Fund will indirectly bear its proportionate share of the expenses of the REITs. The expenses at the REIT level are not included in the Fund’s expense table as acquired fund fees and expenses. REITs (especially Mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations may be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. If a REIT invests in adjustable-rate mortgage loans, the interest rates on which are reset periodically and yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to potentially fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations would. In addition, shares of publicly traded REITs may trade less frequently than shares of other issuers, which means that purchase and sale transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations.

The Fund may invest in various parts of a REIT’s capital structure, including equity, debt and preferred securities. These investments carry the risks generally associated with such asset classes, including the fact that equity and preferred securities are generally subordinated to bonds and other debt securities in terms of priority for payment of income and in the event of a liquidation. In addition, certain types of securities issued by a REIT may trade less frequently and in a more limited volume than other types of securities issued by the REIT and, as a result, may be subject to more abrupt or erratic price movements or have more limited liquidity.

Mortgage REIT Risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, Mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds, which is the risk that the borrower will not be able to make timely interest and principal payments on the loan to the Mortgage REIT. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a Mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the Mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of Mortgage REITs. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a Mortgage REIT’s investments to decline. Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a Mortgage REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy, reductions in the availability of financing or deterioration in the conditions of the Mortgage REIT’s mortgage-related assets.

Equity REIT Risk. Equity REITs make direct investments in real estate. Equity REITs invest primarily in real properties and may earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs and for the properties held by such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

REIT Tax Risk. Qualification as a REIT under the Code in any particular year requires a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

Risks Related to the Structure of the Fund

Nature of Portfolio Companies. The Real Estate Investment Vehicles may include direct and indirect investments in various private or public (including as part of a “going private” transaction) companies, ventures and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s investments may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

Nature of Real Estate Investment Vehicles. The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. For example, the 1940 Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, the Real Estate Investment Vehicles in which the Fund invests are not subject to the provisions of the 1940 Act. The Underlying Managers may not be registered as investment advisers under the Advisers Act. As an investor in the Real Estate Investment Vehicles managed by Underlying Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

Real Estate Investment Vehicles are not subject to registration under the 1940 Act pursuant to one or more exclusions or exemptions from registration thereunder. Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Real Estate Investment Vehicles than might normally be available through investments in registered investment company vehicles.

Affiliated Transactions. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any directors or officers of the Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund’s monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC and its staff. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make. The Fund may apply for exemptive relief from the SEC to allow it to co-invest in certain investment opportunities with certain of its affiliates. However, there can be no assurance that the Fund will obtain such relief. Prior to obtaining exemptive relief, the Fund intends to co-invest with its affiliates only in accordance with existing regulatory guidance.

Valuation of the Fund’s Investments. To the extent that the Fund does not receive timely valuation information from the Underlying Managers of its investments, the Fund’s ability to accurately calculate its NAV may be impaired. The Underlying Managers generally provide valuations on a quarterly basis, whereas the Fund determines the NAV of each share class daily. A large portion of the Fund’s investments will not be publicly traded and will not have readily available market quotations. As such, the Fund’s investments will be valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. Fair valuations may prove to be inaccurate. Neither the Adviser nor the Board will be able to confirm independently the accuracy of valuation information provided by the Underlying Managers (and audits of the Underlying Managers and the various entities they sponsor and/or control, if conducted, generally occur only once a year). Valuation information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

A large percentage of the securities in which the Real Estate Investment Vehicles invest will not have a readily ascertainable market price and will be fair valued by the Real Estate Investment Vehicle. In this regard, a Real Estate Investment Vehicle may face a conflict of interest in valuing the securities, as their value may affect the Real Estate Investment Vehicle’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Real Estate Investment Vehicle, the accuracy of the valuations provided by the Real Estate Investment Vehicles, that the Real Estate Investment Vehicles will comply with their own internal policies or procedures for keeping records or making valuations, or that the Real Estate Investment Vehicles’ policies and procedures and systems will not change without notice to the Fund. To the extent that the Fund does not receive timely information from the Real Estate Investment Vehicles regarding their valuations, the Fund’s ability to accurately calculate its net asset value may impaired. As a result, a Real Estate Investment Vehicle’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

OTHER RISKS

Investing in the Fund involves risks other than those associated with investments made by Real Estate Investment Vehicles, including those described below:

Other Registered Investment Companies. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by a Real Estate Investment Vehicle to a bank or securities dealer and the Real Estate Investment Vehicle’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Real Estate Investment Vehicle. Reverse repurchase transactions are a form of leverage that may also increase the volatility of a Real Estate Investment Vehicle’s investment portfolio.

Dilution. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

Substantial Fees and Expenses. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Real Estate Investment Vehicles, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in Real Estate Investment Vehicles. By investing in the Real Estate Investment Vehicles through the Fund, a Shareholder in the Fund will bear a portion of the Management Fee and other expenses of the Fund. A Shareholder in the Fund will also indirectly bear a portion of the asset-based fees, carried interests or incentive allocations (which are a share of a Real Estate Investment Vehicle’s returns which are paid to an Underlying Manager and fees and expenses borne by the Fund as an investor in the Real Estate Investment Vehicles). Each Underlying Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Real Estate Investment Vehicles and the Fund generally. As a result, a Real Estate Investment Vehicle with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

Incentive Allocation Arrangements. The aggregate fees associated with investment in each Real Estate Investment Vehicle (including Core Independent Manager fees and Underlying Independent Manager fees related to Investment Funds) will generally range from 1.0% to 2.5% per year (which may be less or more, in certain circumstances), and carried interest, performance fees, incentive fees or performance allocations will generally range from 12% to 20% over a preferred return ranging from 5% to 8%. For closed-end Real Estate Investment Vehicles, management fees are generally based on committed capital during the commitment period for the applicable Real Estate Investment Vehicle and on deployed capital contributions (generally capital contributions net of returned capital) thereafter. For open-ended Real Estate Investment Vehicle, including REITs, management fees are generally based on each investor’s proportionate share of net asset value. These performance incentives may create an incentive for the Underlying Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Control Positions. Real Estate Investment Vehicles may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Real Estate Investment Vehicle to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Real Estate Investment Vehicles, the investing Real Estate Investment Vehicles likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Real Estate Investment Vehicles held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Non-Fundamental Investment Policies. The Board of Trustees may change certain of the Fund’s investment objectives and policies, restrictions, strategies and techniques without Shareholder approval. Any change to the Fund’s current non-fundamental operating policies, investment criteria and strategies may negatively impact the Fund’s business, net asset value, and/or the Fund’s operating results. This may impact the Fund’s ability to make distributions to Shareholders, resulting in the loss of all or part of a Shareholder’s investment in the Fund.

Non-Diversification Risk. The Fund intend to be classified as “non-diversified” under the 1940 Act. As a result, the Fund will be able to invest a greater portion of the Fund’s assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to maintain its status as a RIC, and thus the Fund intend to satisfy the diversification requirements of subchapter M of the Code, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

No History of Operations. The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objectives.

New Adviser Risk. The Adviser is newly registered and has not previously managed an interval fund. Accordingly, investors in the Fund bear the risk that the Adviser’s inexperience may limit its effectiveness.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase and/or redeem Shares in accordance with the terms of its Agreement and Declaration of Trust (the “Declaration of Trust”) and the 1940 Act, including Rule 23c-2, held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•	the Shares have been transferred in violation of the Fund’s Declaration of Trust, or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

•	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences;

•	the Shareholder owns Shares having an aggregate NAV less than an amount determined from time to time by the Board; or

•	it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.

The Fund would only exercise these redemption rights in a manner that does not unfairly discriminate against Shareholders and complies with Rule 23c-2. The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Class A Shares, Class C Shares or Class I Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for Class A Shares, Class C Shares or Class I Shares, and the Fund contemplates that no such market will develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Class A Shares, Class C Shares and Class I Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis at a price based on net asset value. The Fund offers a limited degree of liquidity through quarterly repurchase offers, and Shares are therefore considerably less liquid than shares of funds that trade on a national securities exchange or shares of open-end management investment companies. As a result, the Shares should be viewed as a long-term investment for investors who are able to bear the risks associated with restricted liquidity.

Repurchase Risks. As a closed-end “interval fund,” the Fund makes quarterly repurchase offers for no less than 5% of the Fund’s outstanding Shares at NAV. Even though the Fund makes quarterly repurchase offers (typically in or around the last month of the calendar quarter), investors should consider the Fund’s Shares to be illiquid. There is no guarantee that you will be able to sell the number of Shares that you wish to tender in connection with a given repurchase offer. Shareholders may tender more Shares than the Fund has offered to repurchase. If so, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, it is possible that not all Shares that are tendered in a repurchase offer will be repurchased. There is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a given quarter, thereby increasing the likelihood that a proration will occur. Finally, the Board (including a majority of Independent Trustees (as defined below)) may suspend quarterly repurchases in accordance with Rule 23c-3. Due to the foregoing, an investment in the Fund may not be appropriate for IRAs or other qualified retirement plans that require minimum distributions. Each of these factors may further limit the liquidity of the Fund’s Shares. See “Repurchases and Transfers of Shares.”

Potential Adverse Consequences of Repurchase Offers. The Fund believes that repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. The use of offering proceeds to fund share repurchases may constitute a return of capital and will lower a Shareholder’s tax basis in his or her Shares. Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund’s portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per Share. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market; and if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

A large Shareholder, or multiple Shareholders who in aggregate hold a large portion of the Fund’s Shares, may request to have all of their Shares repurchased, in which case, the Fund’s quarterly repurchase offers may be oversubscribed for an extended period of time until those Shares are repurchased. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Real Estate Investment Vehicles, the Fund will thereafter hold a larger proportion of its assets in the remaining Real Estate Investment Vehicles. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Real Estate Investment Vehicles may not reflect the Adviser’s ideal judgments as to the desired portfolio composition of the Real Estate Investment Vehicles, in that the Fund’s performance may be tied to the performance of fewer Real Estate Investment Vehicles and/or may not reflect the Adviser’s judgment as to the Fund’s optimal exposure to particular asset classes or investment mandates. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Timing of Repurchase Offers. The timing of repurchase offers may be disadvantageous for Shareholders. When the Fund makes repurchase offers, the Fund may offer to repurchase Shares at a price that is lower than the price that investors paid for Shares in the Fund’s offering. As a result, to the extent investors have the ability to participate in a repurchase offer, the price at which an investor may sell Shares, which will be equal to the Fund’s NAV per Share as of the date of repurchase, may be lower than what an investor paid in connection with the purchase of Shares in the Fund’s offering.

In addition, in the event an investor chooses to participate in a repurchase offer, the investor will be required to provide the Fund with notice of intent to participate prior to knowing what the NAV per Share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell Shares to the Fund pursuant to a repurchase offer, the investor will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date.

Distributions. Distributions will be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund may not achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions, and therefore may not be a suitable investment for investors who require regular dividend income. The Fund intends to invest primarily in equity securities, and as a result, the Fund’s distributions may be less consistent than other investment companies that primarily make debt investments. Additionally, a Shareholder’s distribution will be automatically reinvested in additional Shares, unless such Shareholder specifically elects to receive all income dividends and/or capital gains distributions in cash. To the extent that any portion of the Fund’s distributions is considered a return of capital, (i) such distributions should not be considered the dividend yield or total return of an investment in the Shares, (ii) Shareholders who receive the payment of a distribution consisting of a return of capital should not assume that the source of a distribution from the Fund is a net profit, and (iii) the amount treated as a return of capital for U.S. federal income tax purposes will not be subject to U.S. federal income tax and will reduce a Shareholder’s adjusted tax basis in its Shares, thereby increasing the Shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the Shares.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a RIC under subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Real Estate Investment Vehicles in which the Fund is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may redeem its interest in a Real Estate Investment Vehicle only at certain times specified by the governing documents of each respective Real Estate Investment Vehicle. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from a Real Estate Investment Vehicle referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its net ordinary income and net capital gains to Shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (generally determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years and on which no U.S. federal income tax was paid, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the amounts by which the Fund fails to meet such thresholds. The Fund will not be subject to this excise tax on any amount which the Fund incurred an entity-level U.S. federal income tax.

In addition, the Fund may invest in Real Estate Investment Vehicles located outside of the United States or in other non-U.S. portfolio companies or entities that may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Furthermore, income or gain from such Real Estate Investment Vehicles or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Real Estate Investment Vehicles and thus on the Shareholders’ investment in the Fund. See “Tax Aspects.”

Change in Tax Laws. Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and/or regulations may be changed with retroactive effect. Moreover, the interpretation and/or application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund and/or a Real Estate Investment Vehicle to accrue potential tax liabilities even in situations in which the Fund does not expect to be ultimately subject to such tax liabilities. Prospective investors are urged to consult their tax advisors regarding the effects of possible changes to tax laws and regulations which may adversely affect the Fund and/or the Fund’s investments.

Regulatory Change. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. In addition, legislation or regulation may change the way in which the Fund is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Cyber security risk. As the use of technology has become more prevalent in the course of business, the Fund, its service providers, Underlying Managers, Real Estate Investment Vehicles, and underlying portfolio companies, like all companies, have become more susceptible to operational, information security and related risks through breaches in cyber security. In general, cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches affecting the Adviser, the Underlying Managers, any sub-advisor and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and Financial Intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund Shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber security breaches in the future.

While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cybersecurity breaches, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund does not directly control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its Shareholders. The Fund and its Shareholders could be negatively impacted as a result.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund, however, all principal risks associated with investing in the Fund are disclosed. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND

General

The Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are Independent Trustees. Axxes Advisors III LLC serves as the Fund’s Adviser. The Adviser’s principal office is located at 3011 Ponce de Leon Blvd, Suite 1420, Coral Gables, Florida 33134. The Adviser is a wholly-owned subsidiary of Axxes Capital.

The Adviser serves as investment adviser to the Fund pursuant to the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund, subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, buys, retains and sells the Fund’s portfolio investments, selects brokers or dealers to execute transactions, provides investment research, maintains or causes to be maintained all required books, records, and reports and other information required for the proper operation of the Fund, and furnishes all other services required in connection with management of the Fund.

The Investment Advisory Agreement has an initial term of two years. The Investment Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a Management Fee at an annual rate of [•]% payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month). The Management Fee is due and payable in arrears within five business days after the end of the month. Base management fees for any partial month are prorated based on the number of days in the month.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement will be included in the Fund’s first semi-annual report to Shareholders for the fiscal period ending [•, 2026].

Management Team

The Adviser is led by Joseph DaGrosa, Jr. who has overall responsibility for managing the Fund’s investment program. The personnel of the Adviser responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these contacts, the Fund should have access to a large number of investments from which to select.

The portfolio manager who is jointly and primarily responsible for the day-to-day management of the Fund is Joseph DaGrosa, Jr.:

Joseph DaGrosa, Jr.

Joseph DaGrosa, Jr. has served as portfolio manager of the Fund since its inception. Mr. DaGrosa is Chief Executive Officer of the Fund. He is also the Founder, Chairman and CEO of Axxes Capital. Mr. DaGrosa has over 30 years of experience in successfully investing in multiple industries including sports & entertainment, retail, food & beverage, insurance, real estate, hospitality, healthcare, and aviation. Mr. DaGrosa also serves as Chairman of a private equity firm, DaGrosa Capital Partners LLC (“DCP”), a Miami-based private equity firm founded in 2021 which is focused on making controlling and influential minority investments in private businesses in addition to investments in the real estate sector.

In 2019, Mr. DaGrosa co-founded and served as Co-Chairman of Quinn Residences, a $900 million real estate investment trust focused on the acquisition and development of single-family home rentals in prime rental-growth markets throughout the United States. Quinn Residences is now one of the fastest growing companies in the single-family home rental market. Mr. DaGrosa also served as Chairman of GACP Sports LLC, which acquired F.C. Girondins de Bordeaux, a first division French soccer team as well as Soccerex Ltd, the world’s largest B2B convention business serving the global football industry.

Previously, Mr. DaGrosa was Co-Founder and Senior Partner at 1848 Capital Partners LLC (“1848”), where he co-led all aspects of the firm’s private equity investments. In 2003, Mr. DaGrosa and his partners formed Heartland Food Corp. (“Heartland”), an acquisition vehicle that acquired 248 Burger King franchises out of bankruptcy, and successfully co-led the turnaround and sale of Heartland to GSO Capital (now part of Blackstone). In 2008, Mr. DaGrosa co-led the acquisition of Jet Support Services Inc. (“JSSI”), the world’s largest independent provider of warranty and insurance programs for the maintenance of private jets. Mr. DaGrosa served as Vice-Chairman and Co-Chief Investment Officer of JSSI until the sale of the company in 2020 to GTCR.

Prior to 1848, Mr. DaGrosa was a Partner at Maplewood Partners LP, a Miami-based private equity firm, where he served as Co-Head of Transactions and Chief Administrative Partner. Mr. DaGrosa began his career in 1986 at Paine Webber, Inc. in the firm’s Management Audit and Controls Program and from 1988 to 1996 worked as a financial advisor in the firm’s Special Accounts Group.

Mr. DaGrosa currently serves on the board of directors for Soccerex LLC and Brazil Tower Company LP, and previously served on the board of Global Crossing Airlines Group Inc., Eastern Airlines Group Inc., and SMobile Systems, Inc. He also serves on the board of Camillus House, a non-profit organization focused on meeting the needs of Miami’s homeless citizens.

Mr. DaGrosa holds a Bachelor of Science degree in Finance, Accounting and Statistics from Syracuse University.

Additional Information. The statement of additional information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities.

The following individuals are also part of the Adviser’s management team.

[Management team to be updated by amendment.]

Administrator

Axxes Capital (the “Administrator”) serves as the Fund’s administrator. Pursuant to the Administration Agreement, the Administrator is responsible for, or will oversee the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to Shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Fund will reimburse the Administrator for services performed for the Fund pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Fund will pay or reimburse the Administrator for any services performed for the Fund by such affiliate or third party. See “—Sub-Administrator.”

Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the Independent Trustees. The Fund may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or by the affirmative vote of a majority of the outstanding Shares. In addition, the Administrator may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice.

Sub-Administrator

[Ultimus Fund Solutions LLC] (the “Sub-Administrator”) serves as the Fund’s Sub-Administrator. Pursuant to the Sub-Administration Agreement, the Sub-Administrator provides certain administrative services necessary for the Fund’s operation. Pursuant to the Sub-Administration Agreement, the Sub-Administrator will receive compensation from the Fund.

Transfer Agent

[Ultimus Fund Solutions LLC] will act as the Fund’s transfer agent, distribution paying agent and registrar (the “Transfer Agent”). The principal business address of the Fund’s transfer agent is [225 Pictoria Dr, Suite 450, Cincinnati, OH 45246].

Custodian

The Fund’s securities are held under a custody agreement by [U.S. Bank National Association (“US Bank”)]. The address of the custodian is [U.S. Bank Tower, 425 Walnut Street, Cincinnati, OH 45202]. [US Bank] is acting solely in the capacity of custodian in connection with the offering of securities described herein, and has not endorsed, recommended or guaranteed the purchase, value or repayment of such securities.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Underlying Managers. As described below, however, the Fund bears all other expenses related to its investment program. Additionally, such expenses are outlined in the Investment Advisory Agreement and Administration Agreement. The Adviser and/or Administrator also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund’s expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•	any non-investment related interest expense;

•	calculating NAV (including the cost and expenses of any independent third-party valuation firm);

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Real Estate Investment Vehicles, including any fees and expenses charged by the Underlying Managers of the Real Estate Investment Vehicles (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Real Estate Investment Vehicles (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the organization of the Fund, including the organization of any feeder fund;

•	direct and indirect expenses, incurred by the Adviser, or members of its investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights including, (a) travel, entertainment, lodging and meal expenses, (b) origination fees, syndication fees, research costs, due diligence costs, bank service fees and (c) fees and expenses related to the organization or maintenance of any intermediate entity used to acquire, hold or dispose of any portfolio company or otherwise facilitating the Fund’s investment activities;

•	fees and expenses incurred by the Adviser (and its affiliates) or the Administrator (or its affiliates) payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and portfolio companies on an ongoing basis;

•	any and all fees, costs and expenses incurred in connection with the Fund’s incurrence of leverage and indebtedness, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the Fund’s account and in making, carrying, funding and/or otherwise resolving investment guarantees);

•	offerings, sales, and repurchases of the Shares and other securities;

•	fees and expenses payable under any Distribution Agreements entered into by the Fund;

•	Distribution and Servicing Fees, if any;

•	investment advisory fees payable under the Investment Advisory Agreement;

•	administration fees and expenses, if any, payable under the Administration Agreement;

•	fees and expenses based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including the allocable portion of the compensation of the Fund’s Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer, Chief Administrative Officer and their respective staff;

•	costs incurred in connection with investor relations and Board relations;

•	any applicable administrative agent fees or loan arranging fees incurred with respect to the Fund’s portfolio investments by the Adviser, the Administrator, the Sub-Administrator, or an affiliate thereof;

•	any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the Fund’s benefit (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees, including notice filing fees;

•	U.S. federal, state and local taxes;

•	fees and expenses of Independent Trustees including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;

•	costs of preparing and filing reports or other documents required by the SEC, Financial Industry Regulatory Authority, Inc., U.S. Commodity Futures Trading Commission, or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser, any sub-advisor and their respective affiliates relating to the Fund and its activities;

•	costs of any reports, proxy statements or other notices to Shareholders, including printing costs;

•	fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

•	proxy voting expenses;

•	all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Fund, including in connection with the distribution reinvestment plan or the share repurchase program;

•	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

•	to the extent permitted by the 1940 Act or any exemptive relief obtained thereunder, allocable fees and expenses associated with marketing efforts on behalf of the Fund; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

There will be no direct or indirect payments from the Core Independent Manager to the Adviser or to any third party, pursuant to any agreement or understanding, that are used to offset any expenses of the Fund.

[The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until [•, 2026] (the “Limitation Period”) the amount of Specified Expenses borne by the Fund in respect of Class A, Class C and Class I Shares during the Limitation Period to an amount not to exceed [•]% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering expenses provided that the following expenses are excluded from the definition of Specified Expenses: (i) expenses of Real Estate Investment Vehicles and any other underlying funds (including contribution requirements for investments, expenses and management fees) (i.e., acquired fund fees and expenses); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility (if any); (iii) expenses incurred in connection with secondary offerings, co-investments and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any class of Shares; (v) taxes; and (vi) extraordinary expenses. The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any class of Shares for any month exceed the Expense Cap applicable to a class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a class of Shares, the Adviser may receive reimbursement for any expense amounts that were previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund may only make a repayment to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (1) the Expense Cap in place at the time such amounts were paid or borne by the Adviser; or (2) the Fund’s current Expense Cap.]

“Extraordinary expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

Real Estate Investment Vehicles bear various expenses in connection with their operations similar to those incurred by the Fund.

The Underlying Managers generally assess asset-based fees to, and receive incentive-based fees from, Real Estate Investment Vehicles (or their investors), which effectively will reduce the investment returns of Real Estate Investment Vehicles. These expenses and fees will be in addition to those incurred by the Fund itself. As an investor in Real Estate Investment Vehicles, the Fund will bear its proportionate share of the expenses and fees of the Real Estate Investment Vehicles and will also be subject to incentive fees to the Underlying Managers.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, determined daily. Because of differing class fees and expenses and different starting net asset value per Share, the per Share net asset value of the classes will vary over time.

The NAV of the Fund’s Shares is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each Share will be offered at the NAV next calculated after receipt of the purchase in good order, plus any applicable sales load. The price of the Shares increases or decreases on a daily basis according to the NAV of the Shares. In computing the Fund’s NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies approved by the Board.

The Board has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Adviser will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Adviser (the “Valuation Procedures”).

The Adviser will value the Fund’s investments in Real Estate Investment Vehicles at fair value. The Adviser performs fair valuation in accordance with Topic 820 - Fair Value Measurements and Disclosures. Generally, the Adviser values the Fund’s investments at their market price if market quotations are readily available. In the absence of observable market prices, the Adviser values investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The Adviser’s determination of fair value is then based on the best information available in the circumstances and may incorporate its management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The actual realized returns on the Core Independent Manager’s unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Core Independent Manager’s valuations are based. Neither the Fund nor the Adviser have oversight or control over the implementation of the Core Independent Manager’s valuation process.

The Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Adviser will consider information provided by the Underlying Managers, and may conclude in certain circumstances that the information provided by the Underlying Manager does not represent the fair value of a particular Real Estate Investment Vehicle. In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Underlying Manager, or whether to adjust such value to reflect a premium or discount to such net asset value. Any such decision will be made in good faith, and subject to the supervision of the Board.

For example, Underlying Managers may value investments in portfolio companies at cost. The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Adviser may approve such valuations. In other cases, the Adviser may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with the Valuation Procedures, determine in good faith best approximates fair value. The Board will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, Underlying Managers may adopt a variety of valuation bases and provide differing levels of information concerning Real Estate Investment Vehicles, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated.

Neither the Board nor the Adviser will be able to confirm independently the accuracy of valuations provided by any Underlying Managers (which are generally unaudited). Additionally, Underlying Managers may not provide information on a timely basis.

To the extent the Fund holds securities or other instruments that are not investments in Real Estate Investment Vehicles, the Fund will generally value such assets as described below. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its net asset value, securities will be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices. In this respect, the Adviser participates in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator. The Adviser’s process is tested and subject to ongoing and periodic monitoring by the Adviser and the Fund’s administrator.

In cases where a fair valuation of securities is applied, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund. In computing the net asset value, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its Shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its net asset value, the Adviser may need to price the security using the Adviser’s fair value pricing guidelines.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the net asset value of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange Shares.

The Adviser and its affiliates act as investment Advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee, are accrued on a daily basis and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Adviser or the Underlying Managers regarding appropriate valuations should prove incorrect.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). Other Accounts may include other accounts or funds advised by the Adviser that invest in funds or accounts managed by the Core Independent Manager or that otherwise have a relationship with the Core Independent Manager (such as a service provider relationship). The Fund has no interest in these activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such Financial Intermediaries. Financial Intermediaries may also charge investors, at the Financial Intermediaries’ discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. As a result of the various payments that Financial Intermediaries may receive from investors and the Adviser, the amount of compensation that a Financial Intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Financial Intermediary to recommend the Fund over another investment product.

Financial Intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Real Estate Investment Vehicles or portfolio companies or investment vehicles sponsored or managed by the Adviser or Underlying Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a Financial Intermediary. As such, certain conflicts of interest may exist between such persons and a Financial Intermediary. Such transactions may occur in the future and generally there is no limit to the number of such transactions that may occur.

Financial Intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or a Real Estate Investment Vehicle. Such entities may compete with the Fund or the Real Estate Investment Vehicles for investment opportunities and may invest directly in such investment opportunities. Financial Intermediaries that invest in a Real Estate Investment Vehicle or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial Intermediaries that act as selling agents for the Fund also may act as distributor for a Real Estate Investment Vehicle in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial Intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a Financial Intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A Financial Intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or a Real Estate Investment Vehicle. A Financial Intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, a Real Estate Investment Vehicle or a portfolio company. A Financial Intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, a Real Estate Investment Vehicle or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, record keeper, shareholder servicer, interfund lending servicer, fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or a Real Estate Investment Vehicle may have publicly or privately traded securities in which a Financial Intermediary is an investor or makes a market. The trading activities of Financial Intermediaries generally will be carried out without reference to positions held by the Fund or a Real Estate Investment Vehicle and may have an effect on the value of the positions so held, or may result in a Financial Intermediary having an interest in the issuer adverse to the Fund or the Real Estate Investment Vehicle. No Financial Intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or a Real Estate Investment Vehicle has an interest.

A Financial Intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or a Real Estate Investment Vehicle. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or the Real Estate Investment Vehicles, including with respect to fees and the right to receive information.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the Underlying Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Underlying Manager will abide by, and comply with, its stated practices. An Underlying Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Real Estate Investment Vehicles.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Real Estate Investment Vehicle in which the Fund invests. As a result of differing trading and investment mandates or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Underlying Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or a Real Estate Investment Vehicle. The Adviser has adopted policies and procedures to manage conflicts of interest associated with directors, principals, officers, and employees of the Adviser and its affiliates trading for their own accounts.

Other Matters

An Underlying Manager may, from time to time, cause a Real Estate Investment Vehicle to effect certain principal transactions in securities with one or more Underlying Manager Accounts, subject to certain conditions. Future investment activities of the Underlying Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

Core Independent Manager

Because the Fund proposes to allocate a majority of its assets to Real Estate Investment Vehicles managed by the Core Independent Manager, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which the Core Independent Manager and its affiliates are engaged.

The Core Independent Manager’s affiliates will not act as “underwriter” or “principal underwriter” of the Fund’s securities, as those terms are defined in the 1940 Act.

The Core Independent Manager has agreed to provide the Adviser with certain types of information and access to Real Estate Investment Vehicles, pursuant to agreements, to help enable the Adviser to invest the Fund’s assets in accordance with its strategy.

The Core Independent Manager provides investment advisory services to Real Estate Investment Vehicles in addition to those in which the Fund may invest, and their respective investment professionals may also provide investment and financial services for their proprietary accounts as well. Accordingly, the Core Independent Manager may have financial interests that diverge from those of the Real Estate Investment Vehicles and conflicts of interest may arise in terms of their allocation of investment opportunities as well as their professional time between such managed Real Estate Investment Vehicles and other clients and personal accounts.

The Core Independent Manager is engaged in a broad spectrum of activities, including sponsoring and managing private real estate investments and other activities. Those activities may present conflicts if other real estate investments either compete for the same investment opportunity or pursue investment mandates counter to each other.

PURCHASES OF SHARES

How to Purchase Shares

Shares may only be purchased through Financial Intermediaries. Financial Intermediaries may have different investment minimum requirements than those outlined in this Prospectus. Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum for Class I Shares. Please consult your Financial Intermediary for their account policies.

The Shares will be offered in a continuous offering. Shares will generally be offered for purchase on any day the NYSE is open for business, however, certain Financial Intermediaries may elect to offer subscriptions only on a monthly basis. If you transmit your order to a Financial Intermediary before the close of regular trading (generally 4:00 p.m. Eastern time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary in good order (including payment in full). The Fund will be deemed to have received a purchase order when the Financial Intermediary (or an authorized designee), receives the request in good order. A Financial Intermediary may hold your Shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. If your Financial Intermediary requires you to purchase Shares directly from the Fund, you and your Financial Intermediary will be required to complete an investor application electronically with the Fund. Contact your Financial Intermediary for more information on investing in the Fund.

The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Initial and any additional purchases of Shares of the Fund by any Shareholder may be made via wire transfer of funds.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. If the Fund is unable to verify your identity, the Fund reserves the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti- money laundering compliance officer.

Purchase Terms

An affiliate of the Adviser has received exemptive relief from the SEC to permit the Fund to issue multiple classes of Shares with different sales loads and ongoing shareholder servicing and/or distribution fees. The Fund offers three classes of Shares, Class A Shares, Class C Share and Class I Shares. The Fund reserves the right to not sell a particular share class.

Share Class Considerations

When selecting a Share class, you should consider the following:

•	which Share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the Shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class A Shares

Investors purchasing Class A Shares may pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from [•]% to [•]%, as set forth below. A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor. The following sales loads apply to your purchases of Class A Shares of the Fund:

Amount Purchased	Dealer Reallowance*		Distributor Fee		Sales Load as % of Offering Price		Sales Load as % of Amount Invested
Under $100,000	[•]	%	[•]	%	[•]	%	[•]	%
$100,000 – $249,999	[•]	%	[•]	%	[•]	%	[•]	%
$250,000 – $499,999	[•]	%	[•]	%	[•]	%	[•]	%
$500,000 – $999,999	[•]	%	[•]	%	[•]	%	[•]	%
$1,000,000 and Above	[•]	%	[•]	%	[•]	%	[•]	%

*	Gross dealer concession paid to participating broker-dealers.

•	You may be able to buy Class A Shares without a sales charge (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	a current or former Trustee of the Fund;

•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Fund’s Adviser or its affiliates or of a broker-dealer authorized to sell Shares of the Fund;

•	purchasing Shares through the Fund’s Adviser;

•	exchanging an investment in Class A (or equivalent type) shares of another fund advised by the Adviser or an affiliate (the “Axxes Family Funds”) for an investment in the Fund;

•	purchasing Shares through a financial services firm that has a special arrangement with the Fund; or

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services.

The following are additional features that should be taken into account when purchasing Class A Shares:

•	a minimum initial investment of $[25,000] and a minimum subsequent investment of at least $[5,000];

•	the Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $[1,000] for Class A Shares; and

•	a monthly shareholder servicing fee at an annual rate of up to [•]% of the average daily net assets of the Fund attributable to Class A Shares;

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A Shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing Shares for your own account or trust or custodial accounts for your minor children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

You may add the current value of all of your existing investments in the Fund and other funds in the Axxes Family Funds to determine the frontend sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Axxes Family Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Axxes Family Funds’ investments held by the members of your immediately family, including the value of Axxes Family Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Axxes Family Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of Shares eligible for a cumulative quantity discount equals the cumulative cost of the Shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the Shares is determined by multiplying the number of Shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible Shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those Shares to your current purchase broker-dealer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a Shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A Shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is [•]% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its Shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include (1) the cost of Class A Shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for Class A Shares, respectively, the Fund purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (as defined by your Financial Intermediary) for purposes of the letter of intent. You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any Financial Intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Distribution and Shareholder Services Plan

The Fund has adopted a “Distribution and Servicing Plan” with respect to its Class A Shares under which the Fund may compensate financial industry organizations for distribution and sales support services and/or providing ongoing shareholder servicing of client accounts with whom they have distributed Shares of the Fund. Under the Distribution and Servicing Plan, the Fund, with respect to its Class A Shares, may incur shareholder servicing expenses on an annual basis equal up to [•]% of its average net assets attributable to Class A Shares. Class A Shares are not subject to a distribution fee. Because these fees are paid from the Fund’s assets on an ongoing basis they will increase your costs over time and may cost you more than paying other types of sales charges.

Class C Shares

Class C Shares are sold at the prevailing net asset value per Class C Share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class C Shares:

•	a minimum initial investment of $[25,000] and a minimum subsequent investment of at least $[5,000];

•	the Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $[1,000] for Class C Shares;

•	a monthly shareholder servicing fee at an annual rate of up to [•]% of the average daily net assets of the Fund attributable to Class C Shares;

•	a distribution fee which will accrue at an annual rate equal to [•]% of the average daily net assets of the Fund attributable to Class C Shares; and

•	a CDSC equal to [•]% of the original purchase price of Class C Shares repurchased by the Fund that have been held, as of the time of repurchase, less than 365 days from the purchase date.

Because the Class C Shares of the Fund are sold at the prevailing NAV per Class C share without an upfront sales load, the entire amount of your purchase is invested immediately.

Contingent Deferred Sales Charge

Financial Intermediaries that have entered into selling agreements with the Distributor may receive a commission of up to [•]% of the purchase price of Class C Shares at the time of purchase. If your Class C Shares are repurchased within 365 days after purchase, you will be charged a CDSC of up to [•]%. The charge will apply to the lesser of the original cost of the Class C Shares being repurchased or the proceeds of the repurchase and will be calculated without regard to any Early Repurchase Fee. When your Class C Shares are repurchased, the repurchase order is processed so that the lowest CDSC charge is charged. Class C Shares that are not subject to a CDSC are repurchased first. In addition, you will not be charged a CDSC when Shares that you acquired through reinvestment of Fund dividends or capital gains are repurchased. Any CDSC paid on the repurchases of Class C Shares expressed as a percentage of the applicable repurchase amount may be higher or lower than the charge described due to rounding.

Distribution and Servicing Plan

The Fund has adopted a “Distribution and Servicing Plan” with respect to its Class C Shares under which the Fund may compensate financial industry organizations for distribution and sales support services and/or providing ongoing shareholder servicing of client accounts with whom they have distributed Shares of the Fund. Under the Distribution and Servicing Plan, the Fund, with respect to its Class C Shares, may incur a distribution fee of [•]% and a shareholder servicing fee up to [•]% of its average net assets attributable to Class C Shares on an annual basis. Because Distribution and Servicing Fees are paid from the Fund’s assets on an ongoing basis they will increase your costs over time and may cost you more than paying other types of sales charges.

Class I Shares

Class I Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) by the Fund’s executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Axxes Capital or the Core Independent Manager or other affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants and other service providers or (5) other categories of investors that the Fund names in an amendment or supplement to this Prospectus. The Fund may also offer Class I Shares to certain feeder vehicles primarily created to hold the Fund’s Class I Shares, which in turn offer interests in themselves to investors; the Fund expects to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. The Fund may also offer Class I Shares to other investment vehicles.

No initial sales load or ongoing servicing fees are paid for sales of any Class I Shares.

The initial minimum permitted purchase is $[1 million] for the Class I Shares unless waived by the Fund. Additional purchases must be for a minimum of $[5,000] for Class I Shares, except for purchases made pursuant to the distribution reinvestment plan. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $[1,000] for Class I Shares.

PURCHASE OF SHARES OF OTHER AXXES FUNDS IN CONNECTION WITH SHARE REPURCHASE PROGRAM

In connection with the quarterly repurchase of Shares through the Fund’s share repurchase program, the Fund intends to offer Shareholders the opportunity to use the proceeds of their repurchased Shares to acquire shares of Axxes Family Funds (the “Affiliate Share Purchase Program”) without paying a sales load. Any Shareholder opting to participate in the Affiliate Share Purchase Program will receive cash in exchange for tendered Shares, with the proceeds then being used to purchase shares in one or more Axxes Family Funds being offered at that time at the next available price date. It is the responsibility of the Shareholder to inform the Fund or its Financial Intermediary of its eligibility under this program.

There will be no sales load associated with the purchase of any shares of Axxes Family Funds acquired through the Affiliate Share Purchase Program; however, such shares may be subject to shareholder servicing and/or distribution fees payable by the issuer, if any. In addition, share repurchases made in connection with the Affiliate Share Purchase Program will have the same tax consequences as if the repurchases were made without the proceeds being applied to purchase shares of an Axxes Family Fund. See “Tax Aspects.”

[As of the date of this Prospectus, there are [three] Axxes Family Funds, including the Fund. There is no guarantee that any others will be formed.]

Any quarterly repurchases with respect to which the Affiliate Share Purchase Program is effected will be made subject to the Board’s discretion. See “Repurchases and Transfers of Shares.”

REPURCHASES AND TRANSFERS OF SHARES

The Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% of its Shares outstanding at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Because this policy is “fundamental,” it may not be changed without a vote of a majority of the outstanding Shares. Shares will be repurchased at the NAV per Share of the relevant class determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Fund’s Board and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no less than 21 days and no more than 42 days, and is expected to be approximately 30 days. The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, the regulations promulgated thereunder, and other pertinent laws. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds, will be paid to Shareholders by the Repurchase Payment Deadline.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Repurchase Amounts

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding Shares at NAV. In connection with any given repurchase offer and pursuant to its fundamental policies, the Fund will offer to repurchase [•]% of the total number of its Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed [•]% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis (subject to the exceptions discussed below). In the event there is an oversubscription of a repurchase offer, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer. However, pursuant to Rule 23c-3(b)(5)(i) of the 1940 Act, the Fund may accept all Shares tendered for repurchase by Shareholders who own fewer than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In such cases, the Fund will confirm with such Shareholder’s brokers that the beneficial holder of such Shares actually owns fewer than 100 Shares. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. If Shareholders tender less than the Repurchase Offer Amount, the Fund will repurchase only those Shares offered for repurchase and shall not repurchase any other Shares.

Notice to Shareholders

Notice of each repurchase offer will be given to each beneficial owner of Shares approximately 30 days (but no less than 21 and no more than 42 days) before each Repurchase Request Deadline. The notice will:

•	contain information Shareholders should consider in deciding whether to tender their Shares for repurchase;

•	include detailed instructions on how to tender Shares for repurchase;

•	state the Repurchase Offer Amount;

•	identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline;

•	describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date;

•	describe (i) the procedures for Shareholders to tender their Shares for repurchase, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a repurchase offer, and (iv) the procedures that will enable Shareholders to withdraw or modify their tenders of Shares for repurchase until the Repurchase Request Deadline;

•	disclose any fees applicable to a repurchase, including any Early Repurchase Fees for holders of Shares that have been held, as of the time of repurchase, for fewer than 365 days from the purchase date; and

•	will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may visit the Fund’s website (https://axxesfundsolutions.com) to learn the NAV.

The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund. Any such suspension would require the approval of a majority of the Board (including a majority of Independent Trustees) in accordance with Rule 23c-3 of the 1940 Act. The Fund does not presently expect any of the foregoing conditions to occur in its normal fund operations.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund does not comply with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash. The use of offering proceeds to fund share repurchases may constitute a return of capital and will lower a Shareholder’s tax basis in his or her Shares (see “Other Risks – Potential Adverse Consequences of Repurchase Offers”). Payment for repurchased Shares may require the Fund to liquidate its investments earlier than the Adviser otherwise would, which may potentially cause the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. Also, the sale of securities of Real Estate Investment Vehicles to fund repurchases could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. In each case, such actions may reduce the Fund’s NAV.

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to their Shares. Shareholders have no rights to redeem or transfer their Shares, other than the limited rights to transfer outlined below. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for its Shares to exist in the future.

Involuntary Repurchases

The Fund may repurchase and/or redeem Shares in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2, held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•	the Shares have been transferred in violation of the Fund’s Declaration of Trust, or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

•	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by ERISA, the U.S. Bank Holding Company Act of 1956, as amended, or certain Federal Communications Commission regulations (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares;

•	the Shareholder owns Shares having an aggregate net asset value less than an amount determined from time to time by the Board, which amount is $[1,000]; or

•	the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

Early Repurchase Fee

A Shareholder who chooses to participate in the Fund’s repurchase offers will incur an Early Repurchase Fee of [•]% of the value of the Shares the Fund repurchases from them for Shares held less than 365 days. The Early Repurchase Fee will be paid by reducing the repurchase proceeds otherwise payable to the Shareholder. Shares held longest will be treated as being repurchased first and Shares held shortest will be treated as being repurchased last. The Early Repurchase Fee does not apply to Shares that were acquired through reinvestment of distributions or Shares repurchased and transferred through the Affiliate Share Purchase Program. Shares held for 365 days or more are not subject to the [•]% fee. Early Repurchase Fees are paid to the Fund directly and are designed to offset costs charged by the Transfer Agent for redeeming Shares and for costs associated with fluctuations in Fund asset levels and cash flow caused by such repurchases. The Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interest of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class.

Transfers of Shares

Shares may be transferred only:

(1)	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

(2)	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund will not consent to a transfer of Shares by a Shareholder unless after a partial transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $[25,000] for Class A and Class C Shares and at least $[1,000,000] for Class I Shares. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on [•, 2025].

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, par value $[0.001] per Share. There is currently no market for the Shares and the Fund does not expect that a market for the Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended and therefore generally will not be personally liable for the Fund’s debts or obligations.

Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than common Shares of beneficial interest (including preferred Shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares. The Fund does not plan to issue preferred Shares within twelve months of the effectiveness of its registration statement.

The following table shows the amounts of the Fund’s Shares that have been authorized and are outstanding as of [•, 2025].

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Fund or for its Account	(4) Amount Outstanding Excluding Amount Shown Under (3)
Class A Shares	Unlimited	None	0
Class C Shares	Unlimited	None	0
Class I Shares	Unlimited	None	[10,000	]

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The Fund has entered into the Investment Advisory Agreement with the Adviser. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than one and no more than 15 as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) with or without cause by an action adopted by the majority of the then Trustees.

Action by Shareholders

The Declaration of Trust provides that Shareholder action can be taken only at a meeting of Shareholders or by written consent of Shareholders in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act and the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

Exclusive Delaware Jurisdiction

Under the Declaration of Trust, any claims related to the Fund, except claims under the federal securities laws, must be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, unless the Fund, in its sole discretion, consents in writing to an alternative forum. As a result of this exclusive jurisdiction provision, Shareholders may be required to bring suit in an inconvenient and less favorable jurisdiction. Further, under this provision, those bound by the Declaration of Trust, including Shareholders of the Fund, waive any and all rights to trial by jury.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause by an action adopted by the majority of the then Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, RICs, real estate investment trusts, personal holding companies, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), certain former citizens and long-term residents of the United States, Shareholders liable for an alternative minimum tax, Shareholders required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement, persons holding Shares through partnerships or other pass-through entities, Non-U.S. Shareholders (as defined below) that own or have owned, actually or by attribution, more than 5% of the Fund, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States or of any political subdivision thereof;

•	a trust if either (i) a court within the United States is able exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) or the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of Shares that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding Shares should consult its tax advisors with respect to the purchase, ownership and disposition of such Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in the Shares will depend on the facts of his, her or its particular situation.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

The Fund will elect to be treated as, and intends to qualify annually thereafter, as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal income tax on any amounts it distributes (or is deemed to distribute) as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year in an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, generally determined on the basis of the one- year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses, and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, in addition to the 90% distribution requirement above, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, the securities (other than the securities of other RICs) two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or the securities of one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Real Estate Investment Vehicles that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Real Estate Investment Vehicles. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by the Fund and such Real Estate Investment Vehicles.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) 1% of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate U.S. federal income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Real Estate Investment Vehicles.

While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for U.S. federal income tax purposes as an ordinary C-corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Distributions

The Fund intends to make distributions necessary to maintain its ability to be subject to tax as a regulated investment company under the Code and to avoid the imposition of U.S. federal income tax. As such, the Fund intends to declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least annually, and in a manner consistent with the provisions of the Code and the 1940 Act. After the end of each calendar year, Shareholders will be provided information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year.

Fund Investments

It is intended that the Fund will invest a portion of its assets in Real Estate Investment Vehicles, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short- term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Real Estate Investment Vehicles (including in circumstances where investments by the Real Estate Investment Vehicles, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Real Estate Investment Vehicles that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Real Estate Investment Vehicles earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Some of the income that the Fund may earn directly or through a Real Estate Investment Vehicle, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur U.S. federal income tax imposed at corporate rates on their earnings, which ultimately will reduce the return to Shareholders.

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its Shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

The Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Real Estate Investment Vehicles, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Real Estate Investment Vehicles may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Real Estate Investment Vehicles, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Real Estate Investment Vehicles, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly any of the Real Estate Investment Vehicles, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Real Estate Investment Vehicle, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly any of the Real Estate Investment Vehicles, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Real Estate Investment Vehicles and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which 50% of the average value (generally determined on the basis of a quarterly average) of its assets produce or are held for the production of passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by it to its Shareholders. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in its income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be available to the Fund because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, the Fund may make an election to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund directly or indirectly holds 10% or more of the combined value or voting power of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a CFC under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of certain of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, are owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that owns (directly, indirectly, or constructively) 10% or more of the combined value or voting power of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under Treasury regulations, income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying gross income only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or if the income is derived with respect to the Fund’s business of investing in stocks or securities.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to Shareholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which are generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of Shareholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund may retain some or all of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by the Fund. Because the Fund expects to pay U.S. federal income tax on any retained capital gains at the Fund’s regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. Shareholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. Shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s adjusted tax basis for his, her or its Shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to its Shareholders prior to the expiration of 60 days after the close of the relevant taxable year.

For purposes of determining (i) whether the 90% distribution requirement detailed above is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Shareholders on December 31 of the year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. Shareholder owns Shares registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional Shares unless the U.S. Shareholder opts out of the reinvestment of dividends. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted tax basis in the additional Shares purchased through the reinvestment equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

If an investor purchases Shares after a dividend has been declared and shortly before the record date of a distribution, the price of the Shares will include the value of the distribution. However, the Shareholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a dividend from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically repurchasing Shares of the Fund.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in the Fund’s Shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund (or the applicable withholding agent) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Shareholders (i) who fail to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

If the Fund is not a “publicly offered regulated investment company” for any period, a non-corporate U.S. stockholder’s pro rata portion of the Fund’s affected expenses, including its Management Fees, will be treated as an additional dividend to the Shareholder and will not be deductible for non-corporate U.S. taxpayers. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund anticipates that it will qualify as a publicly offered RIC, the Fund may not qualify as a publicly offered RIC for future taxable years.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S. federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A U.S. federally tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax-exempt Shareholder as a result of an investment in the Fund, and Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in the Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Shares by a Non-U.S. Shareholder may have adverse tax consequences. Such Non-U.S. Stockholders should consult their tax advisors to determine the consequences to them of investing in Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to U.S. withholding tax imposed at a rate of 30% (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. Subject to the discussions regarding backup withholding and FATCA (defined below) below, no withholding generally is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of the Fund’s distributions will be reported as eligible for this exemption. If any distributions are effectively connected with a conduct of trade or business in the United States (a “U.S. trade or business”) by the Non-U.S. Shareholder (and if an income tax treaty applies, such distributions are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States), the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons (special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors).

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of Shares, will generally not be subject to U.S. withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and if an income tax treaty applies, such distributions or gains, as applicable, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States).

For a corporate Non-U.S. Shareholder, the after-tax amount of distributions (both actual or deemed) and gains realized upon the sale exchange or other taxable disposition of Shares that are effectively connected with the Non-U.S. Shareholder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

Under the Fund’s reinvestment of dividends policy, if a Non-U.S. Shareholder owns Shares registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional Shares unless it opts out of the reinvestment of dividends. If the distribution is a distribution of the Fund’s investment company taxable income, is not designated by the Fund as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of the Fund’s current or accumulated earnings and profits) will be subject to U.S. withholding tax at a rate of 30% (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in Shares. The Non-U.S. Shareholder will have an adjusted tax basis in the additional Shares purchased through the reinvestment equal to the amount reinvested. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the Non-U.S. Shareholder’s account.

The tax consequences to Non-U.S. Shareholders that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisors with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

The Fund must generally report to its documented Non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a U.S. trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder, provided the Non-U.S. Shareholder furnishes to the Fund the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN or IRS Form W-8BEN-E, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their Shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Shares.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, including any entity whose assets are considered “plan assets” (each of the foregoing, a “Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to Plans that are subject to ERISA (an “ERISA Plan”), including prudence, diversification, an obligation not to engage in prohibited transactions, and other requirements. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects,” above), and the projected return of the Fund relative to the ERISA Plan’s funding objectives.

Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will be registered as an investment company under the 1940 Act, Real Estate Investment Vehicles in which the Fund invests will not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser will therefore not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Adviser or one or more Underlying Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or such Underlying Managers. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person with respect to any Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits and the Code penalizes the use of a Plan’s assets for the benefit of a party in interest or disqualified person, and also prohibits (and penalizes) a Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan Shareholders should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.

Employee benefit plans which are not subject to ERISA or the related provisions of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans which are not subject to ERISA, whether or not subject to Section 4975 of the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S SALE OF SHARES TO ANY PLAN IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF ITS AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY ANY PLAN MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

PLAN OF DISTRIBUTION

[Ultimus Fund Distributors LLC] acts as the Distributor and distributes the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered at NAV plus the applicable sales load. The initial minimum permitted purchases are $[25,000] for the Class A and Class C Shares, and $[1 million] for the Class I Shares. The Fund may waive the investment minimum for Class I Shares. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts. Shares of the Fund will not be listed on any national securities exchange, and the Distributor will not act as a market maker in Fund Shares.

Under the terms of a distribution agreement (the “Distribution Agreement”) with the Distributor, the Distributor will directly distribute Class A Shares, Class C Shares and Class I Shares to investors. The Distributor is authorized to retain brokers, dealers and certain RIAs and other Financial Intermediaries for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Class A, Class C or Class I Shares. The Fund has adopted the Distribution and Servicing Plan with respect to Class A Shares and Class C Shares in compliance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution and Servicing Plan, the Fund will pay, to the Distributor or other qualified recipient under the Distribution and Servicing Plan, (i) a monthly Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of [•]% of the aggregate net asset value of Class A Shares and (ii) a monthly Distribution and Servicing Fee out of the net assets of Class C Shares at the annual rate of [•]% of the aggregate net asset value of Class C Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the “Distribution and Servicing Fees”). Class I Shares are not subject to the Distribution and Servicing Fee.

The Distributor will pay various Financial Intermediaries substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Class A and Class C Shares sales and support. Financial Intermediaries may charge an additional one-time sales load, assessed at the time of purchase, on Class A Shares, up to a maximum of [•]% of the investment amount. Class C Shares are subject to a CDSC of [•]% on any Shares repurchased less than 365 days after their purchase.

The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Class A Shareholders and Class C Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Shares. Each compensated broker, dealer or other Financial Intermediary distributing Class A Shares and Class C Shares is paid by the Distributor based on the aggregate net asset value of outstanding Class A Shares and Class C Shares held by Shareholders that receive services from such broker, dealer or other Financial Intermediary.

The Distributor may directly distribute Class A Shares and Class C Shares to investors, and for such directly distributed Class A Shares and Class C Shares, will retain all or a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Class A Shares and Class C Shares sales and support.

Class I Shares may be purchased from the Distributor through an RIA that has entered into an arrangement to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored or managed by such RIA. Shares are not available in certificated form.

The Adviser, or an affiliate of the Adviser, may enter into agreements to pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other Financial Intermediaries that have agreed to participate in the distribution of the Fund’s Shares, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information, referrals and support services.

Under the Distribution Agreement, the Fund has agreed to indemnify and hold the Distributor harmless from and against any and all losses, damages, costs, charges, reasonable attorney or consultant fees, payments, expenses and liability arising out of or attributable to the Fund’s refusal or failure to comply with the terms of the Distribution Agreement, breach of any representation or warranty made by the Fund contained in the Distribution Agreement, or which arise out of the Fund’s lack of good faith, gross negligence or willful misconduct with respect to the Fund’s performance under or in connection with the Distribution Agreement.

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Real Estate Investment Vehicles in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

To the extent that any portion of the distributions is considered a return of capital, (i) such distributions should not be considered the dividend yield or total return of an investment in the Shares, (ii) Shareholders who receive the payment of a distribution consisting of a return of capital should not assume that the source of a distribution from the Fund is a net profit, and (iii) the amount treated as a return of capital for U.S. federal income tax purposes will not be subject to U.S. federal income tax and will reduce a Shareholder’s adjusted tax basis in its Shares, thereby increasing the Shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the Shares.

Automatic Dividend Reinvestment Plan (“DRIP”)

Pursuant to the DRIP, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time prior to the record date for a particular distribution. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

•	reinvest both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex- dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

LEGAL MATTERS

Clifford Chance US LLP, located at Two Manhattan West, 375 9th Avenue, New York, NY 10001, serves as legal counsel to the Fund. Certain legal matters regarding the validity of the Shares offered hereby have been passed upon for the Fund by [•].

REPORTS TO SHAREHOLDERS

The Fund will send to its Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to Shareholders reasonably believed to be from the same family or household. Once implemented, a Shareholder must call the Transfer Agent at [1-(877) 462-9937] to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•], whose principal business address is located at [•], serves as the Fund’s independent registered public accounting firm, providing audit and tax services and review of certain documents to be filed with the U.S. Securities and Exchange Commission.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Axxes Real Estate Fund
c/o Axxes Advisors III LLC
3011 Ponce de Leon Blvd, Suite 1420
Coral Gables, Florida 33134
Telephone: 1-(877) 462-9937

AXXES REAL ESTATE FUND
PRIVACY NOTICE

Adopted: [•]

FACTS	WHAT DOES AXXES REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires the Fund to tell you how the Fund collects, shares, and protects your personal information. Please read this notice carefully to understand what the Fund does.
What?

The types of personal information the Fund collects and shares depend on the product or service you have with the Fund. This information can include:

•              Social Security number

•              Account balances

•              Account transactions

•              Transaction history

•              Wire transfer instructions

•              Checking account information

When you are no longer its customer, the Fund continues to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, the Fund lists the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons the Fund can share your personal information	Does the Fund share?	Can you limit this sharing?
For the Fund’s everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For the Fund’s marketing purposes – to offer the Fund’s products and services to you	No	The Fund doesn’t share
For joint marketing with other financial companies	No	The Fund doesn’t share
For the Fund’s affiliates’ everyday business purposes – information about your transactions and experiences	No	The Fund doesn’t share
For the Fund’s affiliates’ everyday business purposes – information about your creditworthiness	No	The Fund doesn’t share
For the Fund’s affiliates to market to you	No	The Fund doesn’t share
For nonaffiliates to market to you	No	The Fund doesn’t share

Questions?	Call 1-(877) 462-9937

Who the Fund is
Who is providing this notice?	Axxes Real Estate Fund
What the Fund does
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, the Fund uses security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

The Fund’s service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

The Fund collects your personal information, for example, when you

•              Open an account

•              Provide account information

•              Give the Fund your contact information

•              Make a wire transfer

•              Tell the Fund where to send the money

The Fund also collects your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•              Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•              Affiliates from using your information to market to you

•              Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

AXXES REAL ESTATE FUND

Class A Shares ([•])

Class C Shares ([•])

Class I Shares ([•])

PROSPECTUS [•, 2025]

All dealers that buy, sell or trade the Fund’s Shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

The information in this preliminary statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated November 21, 2025

Axxes Real Estate Fund

Class A Shares ([•])

Class C Shares ([•])

Class I Shares ([•])

[•, 2025]

STATEMENT OF ADDITIONAL INFORMATION

3011 Ponce de Leon Blvd
Suite 1420
Coral Gables, FL 33134
1 (877) 462-9937

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Axxes Real Estate Fund (the “Fund”) dated [•, 2025], as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above. Capitalized terms not otherwise defined herein shall have the same meaning set forth in the Prospectus.

INVESTMENT POLICIES AND PRACTICES

The Fund is a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on November 5, 2025. The Fund intends to offer three separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Class C (“Class C Shares”) and Class I (“Class I Shares”). Class A Shares, Class C Shares and Class I Shares are subject to different fees and expenses.

Axxes Advisors III LLC serves as the Fund’s investment Adviser (the “Adviser”). The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. No other policy is a fundamental policy of the Fund, except as expressly stated. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of investors holdings Shares (the “Shareholders”) of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.

The Fund may:

(1)	borrow money and issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the Securities and Exchange Commission (“SEC”) from time to time.

(2)	underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(3)	make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(4)	purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(5)	not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions; provided, however, that the Fund will, under normal circumstances, invest more than 25% of the value of its total assets at the time of purchase in the real estate industry.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

With respect to the Fund’s policy not to invest 25% or more of the value of its total assets in the securities, other than U.S. Government securities, of issuers engaged in any single industry or group of industries, in determining whether the Fund is concentrated in an industry or group of industries, the Adviser will use its reasonable best efforts to obtain timely access to portfolio holdings and to take into account the investments of the Real Estate Investment Vehicles when determining compliance with the Fund’s concentration policy.

In addition to the above, the Fund has adopted the following additional fundamental policies:

•	it will make quarterly repurchase offers for no less than 5% and not more than 25% (except as permitted by Rule 23c-3 under the 1940 Act (“Rule 23c-3”), as it may be amended from time to time), of the Shares outstanding at per-class net asset value (“NAV”) per Share (measured on the repurchase request deadline) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements;

•	each repurchase request deadline will be determined in accordance with Rule 23c-3, as it may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Shareholders of the repurchase offer; and

•	each repurchase pricing date will be determined in accordance with Rule 23c-3, as it may be amended from time to time. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

Non-Fundamental Policies

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of the Fund without the vote of a majority (as defined by the 1940 Act) of the Fund’s outstanding Shares.

The following investment limitation of the Fund is non-fundamental and may be changed by the Board without Shareholder approval.

1.	Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in real estate and real estate-related investments. The Fund may change this policy without the approval of Shareholders, upon 60 days prior notice to Shareholders.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments if the Fund complies with the requirements of Rule 18f-4.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among other things, the oversight of the Fund’s investment activities, the quarterly valuation of the Fund’s assets, oversight of the Fund’s financing arrangements and corporate governance activities. The Board consists of [three trustees], [two] of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or the Adviser and are “independent” as determined by the Board. The Fund refers to these individuals as its “Independent Trustees”. The Board elects the Fund’s officers, who serve at the discretion of the Board.

Under the Fund’s Agreement and Declaration of Trust, each trustee shall serve during the continued lifetime of the Fund and will not be subject to a term limit. The Fund does not intend to hold annual meetings of its Shareholders.

Information regarding the members of the Board is set forth below. The address for each trustee is c/o Axxes Real Estate Fund, 3011 Ponce de Leon Blvd., Suite 1420, Coral Gables, FL 33134.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex^ Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]

*	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.
^	The Fund Complex includes the Fund, Axxes Private Markets Fund and Axxes Opportunistic Credit Fund.

Interested Trustees

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex^ Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
[ ]	[ ]	[ ]	[ ]	[ ]

*	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.
^	The Fund Complex includes the Fund, Axxes Private Markets Fund and Axxes Opportunistic Credit Fund.

Officers who are Not Trustees

Information regarding the Fund’s officers who are not Trustees is as follows:

Name and Year of Birth	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

(1)	Officers are typically elected every year, unless an officer retires earlier, resigns or is removed from office.

The address for each officer is c/o Axxes Real Estate Fund, 3011 Ponce de Leon Blvd., Suite 1420, Coral Gables, FL 33134.

[As of the date hereof, none of the Trustees held any securities in the Fund or in any company in the Fund Complex.]

Biographical Information

The following is information concerning the business experience of the Board and officers. The Fund’s trustees have been divided into two groups — interested trustees and independent trustees. Interested trustees are “interested persons” as defined in the 1940 Act (the “Interested Trustees”).

Independent Trustees

[To be updated by amendment.]

Interested Trustees

[To be updated by amendment.]

Officers who are not Trustees

[To be updated by amendment.]

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual trustees or any group or committee of trustees, correspondence should be addressed to the Board or any such individual trustees or group or committee of trustees by either name or title. All such correspondence should be sent to Axxes Real Estate Fund, 3011 Ponce de Leon Blvd., Suite 1420, Coral Gables, FL 33134, Attention: Chief Compliance Officer.

Committees of the Board

The Board currently has two committees: an audit committee and a nominating and corporate governance committee.

Audit Committee. The audit committee of the Board (the “Audit Committee”) operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging the Fund’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Fund’s independent accountants, approving professional services provided by the Fund’s independent accountants (including compensation therefore), reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal controls over financial reporting. The Audit Committee consists of [ ] both of whom are considered independent for purposes of the 1940 Act. [ ] serves as the chair of the Audit Committee. The Board has determined that [ ] qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act. Each member of the Audit Committee simultaneously serves on the audit committees of three or more public companies, and the Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the Audit Committee.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee, including making nominations for the appointment or election of independent trustees and assessing the compensation paid to independent members of the Board. The Nominating and Corporate Governance Committee consists of [ ], [both] of whom are considered independent for purposes of the 1940 Act. [ ] serves as the chair of the Nominating and Corporate Governance Committee. Compensation of Trustees.

The Fund’s Trustees who do not also serve in an officer capacity for the Fund or the Adviser, or who are not interested trustees, are entitled to receive annual cash retainer fees in the amount of $[ ]. The following table indicates the compensation anticipated to be paid to the Trustees for the first fiscal year of the Fund’s operations.

Name	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]

The Fund also reimburses each of the trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

The Fund will not pay compensation to the Fund’s trustees who also serve in an officer capacity for the Fund or the Adviser.

Staffing

The Fund does not currently have any employees and does not expect to have any employees. Services necessary for the Fund’s business are provided by individuals who are employees of the Adviser and Axxes Capital, pursuant to the terms of the Investment Advisory Agreement and Administration Agreement (as defined below), respectively. The Fund’s day-to-day investment operations will be provided for by the Adviser. In addition, the Fund will reimburse the Administrator for its allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including the Fund’s allocable portion of the cost of the Fund’s officers and their respective staffs.

Compensation of Officers

None of the Fund’s officers will receive direct compensation from the Fund. The compensation of the Fund’s Chief Executive Officer, President, Chief Financial Officer, Chief Compliance Officer, Chief Administrative Officer and their respective staffs will be paid by the Administrator, subject to reimbursement by the Fund of an allocable portion of such compensation for services rendered by them to the Fund. To the extent that the Administrator outsources any of its functions the Fund will pay the fees associated with such functions on a direct basis without profit to the Administrator.

Board Leadership Structure

The Fund’s business and affairs will be managed under the direction of the Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Adviser, Administrator and officers. The role of the Board, and of any individual trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.

Under the Fund’s bylaws, the Board may designate one of the Fund’s trustees as chair to preside over meetings of the Board and meetings of Shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Board appointed [ ] to serve in the role of chairman of the Board. The chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other trustees generally between meetings. The chairman serves as a key point person for dealings between management and the trustees. The chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of trustees and the full Board in a manner that enhances effective oversight.

The Fund’s corporate governance policies include regular meetings of the independent trustees in executive session without the presence of interested trustees and management, the establishment of an audit committee and a nominating and corporate governance committee that are each comprised solely of independent trustee, and the appointment of a Chief Compliance Officer, with whom the independent trustees meet regularly without the presence of interested trustees and other members of management, for administering the Fund’s compliance policies and procedures.

The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of independent trustees, and (ii) active monitoring of the Fund’s chief compliance officer and the Fund’s compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of the Fund’s investment activities extends to oversight of the risk management processes employed by the Adviser as part of its provision of day-to-day management of the Fund’s investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Fund’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The Fund believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which the Fund is already subject as an interval fund. As an interval fund, the Fund is required to comply with certain regulatory requirements that control the levels of risk in the Fund’s business and operations. For example, the Fund is limited in its ability to enter into transactions with the Fund’s affiliates, including investing in any portfolio company in which one of the Fund’s affiliates currently has an investment.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund and the Adviser (“Access Persons”).

Rule 17j-1 under the 1940 Act and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Investment Advisory Agreement

Axxes Advisors III LLC, a [registered investment adviser], is a subsidiary of Axxes Capital. The Investment Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund pays, out of the Fund’s assets, the Adviser a management fee (the “Management Fee”) at the annual rate of [•]% payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets (including any assets in respect of Shares that will be repurchased as of the end of the month).

[The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until [•, 2026] (the “Limitation Period”) the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A, Class C and Class I Shares during the Limitation Period to an amount not to exceed [•]% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering expenses, provided that the following expenses are excluded from the definition of Specified Expenses: (i) expenses of Real Estate Investment Vehicles and any other underlying funds (including contribution requirements for investments, expenses and management fees) (i.e., acquired fund fees and expenses); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility (if any); (iii) expenses incurred in connection with secondary offerings, co-investments and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any class of Shares; (v) taxes; and (vi) extraordinary expenses. The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any class of Shares for any month exceed the Expense Cap applicable to a class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a class of Shares, the Adviser may receive reimbursement for any expense amounts that were previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund may only make a repayment to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (1) the Expense Cap in place at the time such amounts were paid or borne by the Adviser; or (2) the Fund’s current Expense Cap. ]

As of [•], the Fund had not commenced operations, and no Management Fees had been paid to the Adviser.

Other Accounts Managed by the Portfolio Manager

Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where the portfolio manager has personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by the portfolio manager as of [•, 2025]:

	Number of	Total Assets in Accounts	Number of Accounts Subject to a Performance- Based Advisory	Total Assets in Accounts Subject to a Performance- Based Advisory Fee
Joseph DaGrosa, Jr.	Accounts	($ million)	Fee	($ million)
Registered Investment Companies	[ ]	$ [ ]	[ ]	$ [ ]
Other Pooled Investment Vehicles	[ ]	$ [ ]	[ ]	$ [ ]
Other Accounts	[ ]	$ [ ]	[ ]	$ [ ]

Compensation

Mr. DaGrosa has ownership and financial interests in the Adviser and certain of its affiliates, and may receive compensation and/or variable profit distributions from such entities based on their financial performance (such as overall revenues and profitability).

Securities Ownership

The dollar range of securities beneficially owned by the portfolio manager in the Fund, as of [•, 2025], is shown below:

Joseph DaGrosa, Jr.	None

Proxy Voting Policies and Procedures and Proxy Voting Record

Investments in the Real Estate Investment Vehicles do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Real Estate Investment Vehicles seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Real Estate Investment Vehicles in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non- voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Third-Parties

To assist in its responsibility for voting proxies, the Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Board would carefully monitor and supervise the services provided by any Research Providers.

Further Information

For a copy of the proxy policy, see Annex A to this SAI. A copy of the proxy policy is also available on the SEC’s website at www.sec.gov.

ADMINISTRATOR

Axxes Capital Inc. (the “Administrator”) serves as the Fund’s administrator. Pursuant to the agreement with the Administrator (the “Administration Agreement”), the Administrator is responsible for, or will oversee the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to Shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Fund will reimburse the Administrator for services performed for the Fund pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Fund will pay or reimburse the Administrator for any services performed for the Fund by such affiliate or third party. See “Sub-Administrator.”

Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the Independent Trustees. The Fund may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or by the affirmative vote of a majority of the outstanding Shares. In addition, the Administrator may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice.

Under the Administration Agreement, the Fund has agreed to indemnify and hold the Administrator harmless from and against any and all losses, damages, costs, charges, reasonable attorney or consultant fees, payments, expenses and liability arising out of or attributable to the Fund’s refusal or failure to comply with the terms of the Administration Agreement, breach of any representation or warranty made by the Fund contained in the Administration Agreement, or which arise out of the Fund’s lack of good faith, gross negligence or willful misconduct with respect to the Fund’s performance under or in connection with the Administration Agreement.

As of [•], the Fund had not commenced operations and no fees had been paid to the Administrator.

SUB-ADMINISTRATOR

The Administrator has retained the Sub-Administrator, [Ultimus Fund Solutions LLC] ([“Ultimus”]) whose principal business address is 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246, to provide certain administrative and fund accounting services to the Fund. Under the terms of a Sub-Administration Agreement between the Administrator and the Sub-Administrator (the “Sub-Administration Agreement”), the Sub-Administrator is responsible, directly or through its agents, for, among other things, certain administration, accounting and investor services for the Fund. The Sub-Administrator may retain third-parties, including its affiliates or those of the Adviser, to perform some or all of these services. In consideration for these services, the Sub-Administrator will receive compensation from the Fund.

During the fiscal year ended [•], the Fund paid [•] to the Sub-Administrator for certain organizational matters.

CUSTODIAN AND TRANSFER AGENT

[U.S. Bank National Association] (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [U.S. Bank Tower, 425 Walnut Street, Cincinnati, OH 45202].

[Ultimus Fund Solutions LLC] (the “Transfer Agent”) serves as Transfer Agent with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of, Shares. The Transfer Agent’s principal business address is [225 Pictoria Dr, Suite 450, Cincinnati, OH 45246].

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since the Fund intends to generally acquire and dispose of its investments in privately negotiated transactions, it expects to infrequently use brokers in the normal course of its business. Subject to policies established by the Board, the Adviser will be responsible for the execution of the publicly-traded securities portion of the Fund’s portfolio transactions, if any, and the allocation of brokerage commissions. The Adviser will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser will generally seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

As of [•, 2025], the Fund had not commenced operations and no brokerage commissions had been paid.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•] serves as the independent registered public accounting firm of the Fund. Its principal business address is [•].

DISTRIBUTOR

[Ultimus Fund Distributors LLC] acts as the Distributor of the Fund’s Shares on a best efforts basis. The Distributor’s principal business address is [225 Pictoria Dr, Suite 450, Cincinnati, OH 45246].

LEGAL COUNSEL

Clifford Chance US LLP acts as legal counsel to the Fund. Its principal business address is Two Manhattan West, 375 9th Avenue, New York, NY 10001.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. Because the Fund has not commenced operations as of the date of this SAI, the Fund does not have any control persons or principal holders other than [Axxes Investments LLC, which provided the initial seed capital for the Fund].

REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on March 31. The 12-month period ending September 30 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

Annex A

[AXXES ADVISORS III LLC PROXY VOTING POLICY TO BE INSERTED]

A-1

PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:

Part A:	Not Applicable as the Fund has not commenced operations.
Part B:	To be filed by amendment.

(2) Exhibits:

(a)(1)	Certificate of Trust*
(a)(2)	Declaration of Trust*
(a)(3)	Amended and Restated Agreement and Declaration of Trust**
(b)	By-Laws of the Registrant**
(c)	Not Applicable
(d)	Multiple Class Plan Pursuant to Rule 18f-3**
(e)	Dividend Reinvestment Plan**
(f)	Not Applicable
(g)(1)	Investment Advisory Agreement**
(g)(2)	Investment Sub-advisory Agreement**
(h)(1)	Distribution Agreement**
(h)(2)	Form of Selling Agreement**
(i)	Not Applicable
(j)	Custodian Agreement**
(k)(1)	Administration Agreement**
(k)(2)	Sub-Administration Agreement**
(k)(3)	Expense Limitation and Reimbursement Agreement**
(k)(4)	Trademark and Licensing Agreement with Axxes Capital Inc.**
(k)(5)	Transfer Agent Servicing Agreement**
(k)(6)	Distribution and Shareholder Servicing Plan**
(l)	Opinion and Consent of Delaware Counsel**
(m)	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm**
(o)	Not Applicable
(p)	Initial Capital Agreement**
(q)	Not Applicable
(r)(1)	Code of Ethics of the Registrant**
(r)(2) (s) (t)	Code of Ethics of the Adviser** Not Applicable Powers of Attorney**

*Filed herewith

**To be filed by amendment

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

To be provided by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

To be provided by amendment.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of [__], 2025:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class A	[ ]
Shares of Beneficial Interest, Class C	[ ]
Shares of Beneficial Interest, Class I	[ ]

ITEM 30. INDEMNIFICATION

To be provided by amendment.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF ADVISER

To be provided by amendment.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder are maintained at the offices of:

Axxes Real Estate Fund

3011 Ponce de Leon Blvd.

Suite 1420

Coral Gables, FL 33134

Transfer Agent – [Ultimus Fund Solutions LLC]

[225 Pictoria Dr., Suite 450

Cincinnati, OH 45246]

Custodian – [U.S. Bank National Association]

[U.S. Bank Tower

425 Walnut Street

Cincinnati, OH 45202]

Adviser – Axxes Advisors III LLC

3011 Ponce de Leon Blvd.

Suite 1420

Coral Gables, FL 33134

Administrator – Axxes Capital Inc.

[3011 Ponce de Leon Blvd.

Suite 1420

Coral Gables, FL 33134]

Sub-Administrator – [Ultimus Fund Solutions LLC]

[225 Pictoria Dr., Suite 450

Cincinnati, OH 45246]

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1)	Not Applicable.

(2)	Not Applicable.

(3)	Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]: (A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not Applicable.

(5)	Not Applicable.

(6)	Not applicable.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coral Gables and the State of Florida, on the 21st day of November, 2025.

Axxes Real Estate Fund

/s/ Gary Bachman
By:	Gary Bachman
Title:	Sole Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following person in the capacity set forth below on the 21st day of November, 2025.

/s/ Gary Bachman
By:	Gary Bachman
Title:	Sole Trustee

Exhibit Index

(a)(1)	Certificate of Trust
(a)(2)	Declaration of Trust